   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 1, 1997

                                                               FILE NO. 33-65381
 ------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ---------------
                                   FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      POST-EFFECTIVE AMENDMENT NO. 1   /X/
                                     AND/OR
            REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                ACT OF 1940


                              AMENDMENT NO. 2  /X/

 -----------------------------------------------------------------------------
                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                           (EXACT NAME OF REGISTRANT)


                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                               ONE ALLSTATE DRIVE
                       FARMINGVILLE, NEW YORK 11738-9075
                              (NAME OF DEPOSITOR)


                               MICHAEL J. VELOTTA
                 VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                               3100 SANDERS ROAD
                           NORTHBROOK, ILLINOIS 60062
                                  847/402-2400
                (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)

COPIES TO:

STEPHEN E. ROTH, ESQUIRE              JOHN R. HEDRICK, ESQUIRE
SUTHERLAND, ASBILL AND BRENNAN        ALLSTATE LIFE FINANCIAL SERVICES, INC.
1275 PENNSYLVANIA AVENUE              3100 SANDERS ROAD
WASHINGTON, D.C.  20004-2404          NORTHBROOK, IL  60062


                        Statement Pursuant to Rule 24f-2



     Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant hereby states that, pursuant to paragraph(b)(1), it filed its Rule 24f-2 Notice for the fiscal year ending December 31, 1996 on February 28, 1997.




                               ------------------



              IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                            (CHECK APPROPRIATE BOX)




     immediately upon filing pursuant to paragraph (b) of Rule 485
---
 X   on (May 1, 1997) pursuant to paragraph (b) of Rule 485
---
     60 days after filing pursuant to paragraph (a)(i) of Rule 485
---
     on (date) pursuant to paragraph (a)(i) of Rule 485

If appropriate, check the following box:

     this post-effective amendment designates a new effective date for a --- previously filed post-effective amendment

                             CROSS REFERENCE SHEET

Showing Location in Part A (Prospectus) Part B (Statement of Additional Information) and Part C as Required by Form N-4

Item of Form N-4                               Prospectus Caption
----------------                               ------------------
Part A: INFORMATION REQUIRED IN A PROSPECTUS

1.   Cover Page...................................................... Cover Page
2.   Definitions....................................................... Glossary
3.   Synopsis Highlights.................. Summary of Variable Account Expenses
4.   Condensed Financial.................................................... ---
     (a) Chart................................................... Not Applicable
     (b) MM Yield................................................ Not Applicable
     (c) Location of Others................................ Financial Statements
5.   General................................................................ ---
     (a) Depositor...................Allstate Life Insurance Company of New York
     (b) Registrant........................................ The Variable Account
     (c) Portfolio Company..The Fund Series; AIM Variable Insurance Funds, Inc.;
                                                Investment Advisors for the Fund
     (d) Fund Prospectus..........................  AIM Variable Insurance Funds
     (e) Voting Rights............................................ Voting Rights
     (f) Services.................................... Charges & Other Deductions
                                                     Contract Maintenance Charge
6.   Deductions & Expenses........................... Charges & Other Deductions
     (a) General..................................... Charges & Other Deductions
     (b) Sales Load Percent................................... Withdrawal Charge
     (c) Special Purchase Plans.................................. Not Applicable
     (d) Commissions.............................. Distribution of the Contracts
     (e) Expenses -- Registrant ..................... Charges & Other Deductions
     (f) Fund Expenses.................... Summary of Variable Account Expenses;
                                                           Expenses of the Funds
     (g) Organizational Expenses................................. Not Applicable

7.   Contracts.............................................................. ---
     (a) Persons with Rights..... Benefits under the Contract; Payout Start Date for Income Payments; Voting Rights;
                                                        Assignments; Beneficiary
     (b)(i) Allocation of Purchase Payments..... Allocation of Purchase Payments
     (ii) Transfers.................................. Transfers among Portfolios
     (iii) Exchanges............................................. Not Applicable

     (c)  Changes...................................................Modification
     (d)  Inquiries...........................................Customer Inquiries
8.   Annuity Period........................Payout Start Date for Income Payments
     (a)  Material Factors.................... Amount of Variable Annuity Income
                                                                        Payments
     (b)  Dates........................... Payout Start Date for Income Payments
     (c)  Frequency, duration & level.Amount of Variable Annuity Income Payments
     (d)  AIR........................ Amount of Variable Annuity Income Payments
     (e)  Minimum.................... Amount of Variable Annuity Income Payments
     (f)  -- Change Options.......................... Transfers among Portfolios
          -- Transfer........................................................---
9.   Death Benefit..................Death Benefit Payable; Death Benefit Amount;
                                                Death Benefit Payment Provisions
10.  Purchases & Contract Value..............................................---
     (a)  Purchases...................................Purchase of the Contracts:
                                          Crediting of Initial Purchase Payments
     (b)  Valuation................. Accumulation Units; Accumulation Unit Value
     (c)  Daily Calculation.........Accumulation Units; Accumulation Unit Value;
                                                 Allocation of Purchase Payments
     (d)  Underwriter..............................Distribution of the Contracts
11.  Redemptions.............................................................---
     (a)  -- By Owners...............................................Withdrawals
     (b)  -- By Annuitant...........................................Income Plans
     (c)  Texas ORP...............................................Not Applicable
     (d)  Lapse...................................................Not Applicable
     (e)  Free Look...................................................Highlights
12.  Taxes...................................................Federal Tax Matters
13.  Legal Proceedings........................................... Not Applicable
14.  SAI Table of Contents.................................SAI Table of Contents


Part B: INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

15.  Cover Page.......................................................Cover Page
16.  Table of Contents.........................................Table of Contents
17.  General Information & History...........................................---
     (a)  Depositor's Name...........Allstate Life Insurance Company of New York
     (b)  Assets of Sub-account.............................The Variable Account
     (c)  Control of Depositor.......Allstate Life Insurance Company of New York
18.  Services................................................................---
     (a)  Fees & Expenses of Registrant..............Contract Maintenance Charge
     (b)  Management Contract.......................Contract Maintenance Charge;
                                                   Distribution of the Contracts
     (c)  Custodian............................SAI:  Safekeeping of the Variable
                                                                Account's Assets


          Independent Public Accountant..................................Experts
     (d)  Assets of Registrant.................SAI:  Safekeeping of the Variable
                                                                  Account Assets

     (e)  Affiliated Persons......................................Not Applicable
     (f)  Principal Underwriter....................Distribution of the Contracts
19.  Purchase of Securities Being Offered....................................---
     (a)  Offering...................................SAI:  Purchase of Contracts
     (b)  Sales load...............................Distribution of the Contracts
20.  Underwriters............................................................---
     (a)  Principal Underwriter....................Distribution of the Contracts

     (b)  Continuous Offering....................... SAI:  Purchase of Contracts

     (c)  Commissions..............................Distribution of the Contracts
     (d)  Unaffiliated Underwriters..........................................N/A
21.  Calculation of Performance Data......................SAI:  Performance Data
22.  Annuity Payments............................................Income Payments
23.  Financial Statements....................................................---
     (a)  Financial Statements of Registrant................SAI:  Not Applicable
     (b)  Financial Statements of Depositor..............Allstate Life Insurance
                                        Company of New York Financial Statements

Part C: OTHER INFORMATION

24a. Financial Statements..........................Part C.  Financial Statements
24b. Exhibits..................................................Part C.  Exhibits
25.  Directors and Officers.....................Part C.  Directors & Officers of
                                                                       Depositor
26.  Persons Controlled By or Under Common
     Control with Depositor or Registrant.........Part C.  Persons Controlled by
                                                         or Under Common Control
                                                               with Depositor or
                                                                      Registrant
27.  Number of Contract Owners................Part C.  Number of Contract Owners
28.  Indemnification....................................Part C.  Indemnification
29a. Relationship of Principal Underwriter to
     Other Investment Companies...............Part C.  Relationship of Principal
                                                            Underwriter to Other
                                                            Investment Companies
29b. Principal Underwriters......................Part C.  Principal Underwriters

29c. Compensation of Underwriter..........Part C.  Compensation of Allstate Life
                                                        Financial Services, Inc.
30.  Location of Accounts and Records..........Part C.  Location of Accounts and
                                                                         Records

31.  Management Services............................Part C.  Management Services
31.  Undertakings..........................................Part C.  Undertakings

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                   OFFERED BY

                        ALLSTATE LIFE INSURANCE COMPANY
                                  OF NEW YORK
                              POST OFFICE BOX 9075
                       FARMINGVILLE, NEW YORK 11738-9075
                                1-(800) 692-4682

                       FLEXIBLE PREMIUM DEFERRED VARIABLE
                               ANNUITY CONTRACTS
PROSPECTUS                  ------------------------

May 1, 1997

     This prospectus describes the AIM Lifetime Plus(SM) Variable Annuity, a group Flexible Premium Deferred Variable Annuity Certificate (hereinafter referred to as "Contract") designed to aid you in long-term financial planning and which can be used for retirement planning. The Contracts are issued by Allstate Life Insurance Company of New York ("Company"), a wholly owned indirect subsidiary of Allstate Insurance Company. The Contracts are issued as group Contracts. A certificate is issued that summarizes the provisions of the group Contract. For convenience, this prospectus refers to both Contracts and certificates as "Contracts." Purchase payments for the Contracts will be allocated to a series of Variable Sub-accounts of the Allstate Life of New York Separate Account A ("Variable Account") and/or to a Fixed Account option(s) funded through the Company's general account.

     The Variable Sub-accounts invest in shares of AIM Variable Insurance Funds, Inc. (the "Fund Series"). Nine Funds are currently available for investment within the Variable Account: (1) AIM V.I. Capital Appreciation Fund; (2) AIM V.I. Diversified Income Fund; (3) AIM V.I. Global Utilities Fund; (4) AIM V.I. Government Securities Fund; (5) AIM V.I. Growth Fund; (6) AIM V.I. Growth and Income Fund; (7) AIM V.I. International Equity Fund; (8) AIM V.I. Money Market Fund; and (9) AIM V.I. Value Fund.

     This prospectus presents information you should know before making a decision to invest in the Contract and the available Investment Alternatives.


     The Contract Value will vary daily as a function of the investment performance of the Sub-accounts of our Variable Account and any interest credited to the Fixed Account. The Company does not guarantee any minimum Contract Value for amounts allocated to the Variable Account. Benefits provided by this Contract, when based on the Fixed Account, are subject to a Market Value Adjustment, the operation of which may result in upward or downward adjustments in withdrawal benefits, death benefits, settlement values, transfers to other Sub-accounts, or periodic income payments.


     THE CONTRACTS MAY BE DISTRIBUTED THROUGH BROKER-DEALERS WHICH HAVE RELATIONSHIPS WITH BANKS OR OTHER FINANCIAL INSTITUTIONS OR BY EMPLOYEES OF SUCH BANKS; HOWEVER, THE CONTRACTS AND THE INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND THE FUNDS' SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENT IN THE CONTRACTS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THESE CONTRACTS ARE NOT FDIC INSURED.


     The Company has prepared and filed a Statement of Additional Information dated May 1, 1997 with the U.S. Securities and Exchange Commission. If you wish to receive the Statement of Additional Information, you may obtain a free copy by calling or writing the Company at the address above. For your convenience, an order form for the Statement of Additional Information may be found on page B-2 of this prospectus. Before ordering, you may wish to review the Table of Contents of the Statement of Additional Information on page B-1 of this prospectus. The Statement of Additional Information has been incorporated by reference into this prospectus.


     THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR AIM VARIABLE INSURANCE FUNDS, INC.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE

            The Contract is only available in the State of New York.


     At least once each Contract year, the Company will send the Owner an annual statement that contains certain information pertinent to the individual Owner's Contract. The annual statement details values and specific Contract data that applies to each particular Contract. The annual statement does not contain financial statements of the Company, although the Company's financial statements are on page F-1 of this prospectus. Our Company files annual and quarterly reports and other information with the SEC. You may read and copy any reports, statements or other information we file at the SEC's public reference room in Washington, D.C. You can request copies of these documents upon payment of a duplicating fee, by writing to the SEC. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference rooms. Our SEC filings are also available to the public on the SEC internet site (http://www.sec.gov.).


     THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                               TABLE OF CONTENTS


                                           PAGE
                                           ----
GLOSSARY.................................    3
HIGHLIGHTS...............................    4
SUMMARY OF VARIABLE ACCOUNT EXPENSES.....    5
CONDENSED FINANCIAL INFORMATION..........    7
YIELD AND TOTAL RETURN DISCLOSURE........    7
FINANCIAL STATEMENTS.....................    8
ALLSTATE LIFE INSURANCE COMPANY OF NEW
  YORK AND THE VARIABLE ACCOUNT..........    8
  Allstate Life Insurance Company of New
     York................................    8
  The Variable Account...................    8
THE FUND SERIES..........................    9
  AIM Variable Insurance Funds, Inc......    9
  Investment Advisor for the Funds.......    9
FIXED ACCOUNT............................   10
  Example of Interest Crediting During
     the Guarantee Period................   10
  Withdrawals or Transfers...............   11
  Market Value Adjustment................   11
PURCHASE OF THE CONTRACTS................   11
  Purchase Payment Limits................   11
  Free-Look Period.......................   12
  Crediting of Initial Purchase
     Payment.............................   12
  Allocation of Purchase Payments........   12
  Accumulation Units.....................   12
  Accumulation Unit Value................   12
  Transfers Among Investment
     Alternatives........................   12
  Dollar Cost Averaging..................   13
  Automatic Fund Rebalancing.............   13
BENEFITS UNDER THE CONTRACT..............   13
  Withdrawals............................   13
  Income Payments........................   14
     Payout Start Date for Income
       Payments..........................   14
     Variable Account Income Payments....   14
     Fixed Amount Income Payments........   14
     Income Plans........................   14
DEATH BENEFITS...........................   15
  Distribution Upon Death Payment
     Provisions..........................   15
  Death Benefit Amount...................   15
CHARGES AND OTHER DEDUCTIONS.............   16
  Deductions from Purchase Payments......   16
  Withdrawal Charge (Contingent Deferred
     Sales Charge).......................   16
  Contract Maintenance Charge............   16
  Administrative Expense Charge..........   17
  Mortality and Expense Risk Charge......   17
  Taxes..................................   17
  Transfer Charges.......................   17
  Fund Expenses..........................   17



                                           PAGE
                                           ----
GENERAL MATTERS..........................   17
  Owner..................................   17
  Beneficiary............................   17
  Assignments............................   17
  Delay of Payments......................   18
  Modification...........................   18
  Customer Inquiries.....................   18
FEDERAL TAX MATTERS......................   18
  Introduction...........................   18
  Taxation of Annuities in General.......   18
     Tax Deferral........................   18
     Non-natural Owners..................   18
     Diversification Requirements........   18
     Ownership Treatment.................   18
     Delayed Maturity Dates..............   19
     Taxation of Partial and Full
       Withdrawals.......................   19
     Taxation of Annuity Payments........   19
     Taxation of Annuity Death
       Benefits..........................   20
     Penalty Tax on Premature
       Distributions.....................   20
     Aggregation of Annuity Contracts....   20
     Possible Changes in Taxation........   20
     Tax Qualified Contracts.............   20
     Restrictions Under Section 403(b)
       Plans.............................   20
     Income Tax Withholding..............   20
DISTRIBUTION OF THE CONTRACTS............   20
VOTING RIGHTS............................   21
SELECTED FINANCIAL DATA..................   21
MANAGEMENT'S DISCUSSION AND ANALYSIS OF
  FINANCIAL CONDITION AND RESULTS OF
  OPERATIONS.............................   22
COMPETITION..............................   25
EMPLOYEES................................   26
PROPERTIES...............................   26
STATE AND FEDERAL REGULATION.............   26
EXECUTIVE OFFICERS AND DIRECTORS OF THE
  COMPANY................................   26
EXECUTIVE COMPENSATION...................   28
LEGAL PROCEEDINGS........................   29
EXPERTS..................................   29
LEGAL MATTERS............................   29
FINANCIAL STATEMENTS.....................
APPENDIX A--Market Value Adjustment......  A-1
STATEMENT OF ADDITIONAL INFORMATION:
  TABLE OF CONTENTS......................  B-1
ORDER FORM...............................  B-2

                                    GLOSSARY

ACCUMULATION UNIT: A measure of your ownership interest in a Sub-account of the Variable Account prior to the Payout Start Date. Analogous, though not identical, to a share owned in a mutual fund.

ACCUMULATION UNIT VALUE: The value of each Accumulation Unit which is calculated each Valuation Date. Each Sub-account of the Variable Account has its own distinct Accumulation Unit Value. Analogous, though not identical, to the share price (net asset value) of a mutual fund.

ANNUITANT(S): The person or persons whose life determines the latest Payout Start Date and the amount and duration of any income payments for Income Plan options other than Guaranteed Payments for a Specified Period. Joint annuitants are only permitted in the payout phase.

BENEFICIARY(IES): The person(s) to whom any benefits are due when a death benefit is payable and there is no surviving Owner.

COMPANY ("WE," "US"): Allstate Life Insurance Company of New York.

CONTRACT: The Allstate Life Insurance Company of New York Flexible Premium Deferred Variable Annuity Contract, known as the "AIM Lifetime Plus(SM) Variable Annuity," that is described in this prospectus.

CONTRACT ANNIVERSARY: An anniversary of the date that the Contract was issued.

CONTRACT VALUE: The value of all amounts accumulated under the Contract prior to the Payout Start Date, equivalent to the Accumulation Units in each Sub-account of the Variable Account multiplied by the respective Accumulation Unit Value, plus the value in the Fixed Account.

CONTRACT YEAR: A period of 12 months starting with the issue date or any Contract Anniversary.

DEATH BENEFIT ANNIVERSARY: Every seventh Contract Anniversary beginning on the date that the Contract was issued. For example, the issue date, 7th and 14th Contract Anniversaries are the first three Death Benefit Anniversaries.

FIXED ACCOUNT: All of the assets of the Company that are not in separate accounts.

FIXED SUB-ACCOUNTS: These Sub-accounts are distinguished by Guarantee Period(s) and the dates the period(s) begin. The Fixed Sub-accounts are established when purchase payments are allocated to the Fixed Account; when previous Sub-accounts expire and a new Guarantee Period is selected; and when You transfer an amount to the Fixed Account.

GUARANTEE PERIOD: A period of years for which a specified effective annual interest rate is guaranteed by the Company.

INCOME PLAN: One of several ways in which a series of payments are made after the Payout Start Date. Income payments are based on the Contract Value adjusted by any applicable Market Value Adjustment and applicable taxes on the Payout Start Date. Income payment amounts may vary based on any Sub-account of the Variable Account and/or may be fixed for the duration of the Income Plan.

INVESTMENT ALTERNATIVES: The Sub-accounts of the Variable Account and the Fixed Account.

MARKET VALUE ADJUSTMENT: The Market Value Adjustment is the adjustment made to the money distributed from a Sub-account of the Fixed Account, prior to the end of the Guarantee Period, to reflect the impact of changes in interest rates between the time the Sub-account of the Fixed Account was established and the time of distribution.

NON-QUALIFIED CONTRACTS: Contracts other than Qualified Contracts.

OWNER(S) ("YOU"): The person or persons designated as the Owner in the Contract.

PAYOUT START DATE: The date on which income payments begin.

QUALIFIED CONTRACTS: Contracts issued under plans that qualify for special federal income tax treatment under Sections 401(a), 403(a), 403(b) and 408 of the Internal Revenue Code.

VALUATION DATE: Each day that the New York Stock Exchange is open for business. The Valuation Date does not include such Federal and non-Federal holidays as are observed by the New York Stock Exchange.

VALUATION PERIOD: The period between successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (which is normally 4:00 pm Eastern Time) and ending as of the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

VARIABLE ACCOUNT: Allstate Life of New York Separate Account A, a separate investment account established by the Company to receive and invest purchase payments paid under the Contracts.

VARIABLE SUB-ACCOUNT: A portion of the Variable Account invested in shares of a corresponding Fund. The investment performance of each Variable Sub-account is linked directly to the investment performance of its corresponding Fund.

                                   HIGHLIGHTS

THE CONTRACT


     This Contract is designed for long-term financial planning and retirement planning. Money can be allocated to any combination of Funds or the Fixed Account. You have access to your funds either through withdrawals of Contract Value or through periodic income payments. You bear the entire investment risk for Contract Values and income payments based upon the Variable Account, because values will vary depending on the investment performance of the Fund(s) you select. See "Accumulation Unit Value," page 12 and "Income Plans," page 14. You will also bear the investment risk of adverse changes in interest rates in the event amounts are prematurely withdrawn or transferred from Sub-accounts of the Fixed Account. See "Fixed Account," page 10.


FREE-LOOK


     You may cancel the Contract any time within 10 days after receipt of the Contract and receive a full refund of purchase payments allocated to the Fixed Account. Purchase payments allocated to the Variable Account will be returned after an adjustment to reflect investment gain or loss that occurred from the date of allocation through the date of cancellation, unless a refund of purchase payments is required by state or federal law. See "Free-Look Period," page 12.


HOW TO INVEST


     Your first purchase payment must be at least $5,000 (for Qualified Contracts, $2,000). Subsequent purchase payments must be at least $500. Purchase payments may also be made pursuant to an Automatic Addition Program. See "Purchase Payment Limits," page 11. At the time of your application, you will allocate your purchase payment among the Investment Alternatives. See "Allocation of Purchase Payments," page 12. All allocations must be in whole percents from 0% to 100% (total allocation equals 100%) or in whole dollars. Allocations may be changed by notifying the Company in writing. See "Allocation of Purchase Payments," page 12.


INVESTMENT ALTERNATIVES


     The Variable Account invests in shares of AIM Variable Insurance Funds, Inc. (the "Fund Series"). The Fund Series has a total of nine Funds available under the Contract. The Funds include: (1) AIM V.I. Capital Appreciation Fund;
(2) AIM V.I. Diversified Income Fund; (3) AIM V.I. Global Utilities Fund; (4) AIM V.I. Government Securities Fund; (5) AIM V.I. Growth Fund; (6) AIM V.I. Growth and Income Fund; (7) AIM V.I. International Equity Fund; (8) AIM V.I. Money Market Fund; and (9) AIM V.I. Value Fund. The assets of each Fund are held separately from the other Funds and each has distinct investment objectives and policies which are described in the accompanying prospectus for the Fund Series. In addition to the Variable Account, Owners can also allocate all or part of their purchase payments to the Fixed Account. See "Fixed Account," on page 10.


TRANSFERS AMONG INVESTMENT ALTERNATIVES


     Prior to the Payout Start Date, you may transfer amounts among the Investment Alternatives. The Company reserves the right to assess a $10 charge on each transfer in excess of twelve per Contract Year. The Company is presently waiving this charge. Transfers to the Fixed Account must be at least $500. Certain Fixed Account transfers may be restricted. See "Transfers Among Investment Alternatives," page 12. You may want to enroll in a Dollar Cost Averaging Program or an Automatic Fund Rebalancing Program. See "Dollar Cost Averaging," page 13, and "Automatic Fund Rebalancing," page 13.


CHARGES AND DEDUCTIONS


     The costs of the Contract include: a contract maintenance charge ($35 annually), a mortality and expense risk charge (deducted daily, equal on an annual basis to 1.35% of the Contract's daily net assets of the Variable Account), and an administrative expense charge (deducted daily, equal on an annual basis to .10% of the Contract's daily net assets of the Variable Account). The Company reserves the right to assess a transfer charge ($10 on each transfer in excess of twelve per Contract Year). Additional deductions may be made for certain taxes. See "Contract Maintenance Charge," page 16, "Mortality and Expense Risk Charge," page 17, "Administrative Expense Charge," page 17, "Transfer Charges," page 17, and "Taxes," page 17.


WITHDRAWALS

     You may withdraw all or part of the Contract Value before the earliest of the Payout Start Date, the death of any Owner or, if the Owner is not a natural person, the death of the Annuitant. No withdrawal charges or Market Value Adjustments will be applied to amounts withdrawn up to 10% of the amount of purchase payments. Amounts withdrawn in excess of the 10% may be subject to a withdrawal charge of 0% to 7% depending on how long purchase payments have been invested in the Contract. Amounts withdrawn from a Sub-account of the Fixed Account, in excess of the 10%, except during the 30 day period after the Guarantee Period expires, will be subject to a Market Value Adjustment. See "Withdrawals," page 13, "Withdrawals or Transfers," page 11, and "Taxation of Annuities in General," page 18.


DEATH BENEFIT


     The Company will pay a death benefit prior to the Payout Start Date on the death of any Owner or, if the Owner is not a natural person, the death of the Annuitant. See "Death Benefit Amount," page 15.


INCOME PAYMENTS


     You will receive periodic income payments beginning on the Payout Start Date. You may choose among several Income Plans to fit your needs. Income payments may be received for a specified period or for life (either single or joint life), with or without a guaranteed number of payments. You can select income payments that are fixed, variable or a combination of fixed and variable. See "Income Payments," page 14.


                      SUMMARY OF VARIABLE ACCOUNT EXPENSES

     The following table illustrates all expenses and fees that you will incur. The expenses and fees set forth in the table are based on charges under the Contracts and on the expenses of the Variable Account and the underlying Fund Series.

OWNER TRANSACTION EXPENSES (ALL SUB-ACCOUNTS)

Sales Load Imposed on Purchases (as a percentage of purchase
  payments).................................................    None
Contingent Deferred Sales Charge (as a percentage of
  purchase payments)........................................       *

                                                                   APPLICABLE
                   YEAR APPLICABLE SINCE                           WITHDRAWAL
                  PREMIUM PAYMENT ACCEPTED                      CHARGE PERCENTAGE
                  ------------------------                      -----------------
     1st Year...............................................             7%
     2nd Year...............................................             6%
     3rd Year...............................................             5%
     4th Year...............................................             4%
     5th Year...............................................             3%
     6th Year...............................................             2%
     7th Year...............................................             1%
     Thereafter.............................................             0%
Transfer Fee................................................             **
Annual Contract Fee.........................................            $35***
Variable Account Annual Expenses (as a percentage of the
  Contract's average net assets in the Variable Account):
Mortality and Expense Risk Charge...........................          1.35%
Administrative Expense Charge...............................           .10%
Total Variable Account Annual Expenses......................          1.45%

------------

 * Each Contract Year up to 10% of the amount of purchase payments may be withdrawn without a contingent deferred sales charge or a Market Value Adjustment.

 ** No charges will be imposed on the first twelve transfers in any Contract
    Year. The Company reserves the right to assess a $10 charge for each transfer in excess of twelve in any Contract Year, excluding transfers due to dollar cost averaging and automatic fund rebalancing.

*** The annual Contract Fee will be waived if total purchase payments as of a Contract Anniversary, or upon a full withdrawal, are $50,000 or if the entire Contract Value is allocated to the Fixed Account.

                                 FUND EXPENSES

                        (AS A PERCENTAGE OF FUND ASSETS)


                                                                                          TOTAL FUND
                                                                MANAGEMENT     OTHER        ANNUAL
                            FUND                                   FEES       EXPENSES     EXPENSES
                            ----                                ----------    --------    ----------
AIM V.I. Capital Appreciation Fund..........................      0.64%        0.09%        0.73%
AIM V.I. Growth and Income Fund.............................      0.65%        0.13%        0.78%
AIM V.I. Global Utilities Fund*.............................      0.65%        0.90%        1.55%
AIM V.I. Diversified Income Fund............................      0.60%        0.26%        0.86%
AIM V.I. Government Securities Fund.........................      0.50%        0.41%        0.91%
AIM V.I. Growth Fund........................................      0.65%        0.13%        0.78%
AIM V.I. International Equity Fund..........................      0.75%        0.21%        0.96%
AIM V.I. Value Fund.........................................      0.64%        0.09%        0.73%
AIM V.I. Money Market Fund..................................      0.40%        0.15%        0.55%


---------------

* Management fees have been restated to reflect current expense agreements.


EXAMPLE

     You (the Owner) would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return under the following circumstances:

     If you terminate your Contract or annuitize for a specified period of less than 120 months at the end of the applicable time period:


                            FUND                                1 YEAR    3 YEARS   5 YEAR   10 YEAR
                            ----                                ------    -------   ------   -------
AIM V.I. Capital Appreciation Fund..........................     $77       $107      $139     $259
AIM V.I. Growth and Income Fund.............................     $77       $108      $142     $264
AIM V.I. Global Utilities Fund..............................     $85       $132      $181     $341
AIM V.I. Diversified Income Fund............................     $78       $111      $146     $272
AIM V.I. Government Securities Fund.........................     $79       $112      $148     $277
AIM V.I. Growth Fund........................................     $77       $108      $142     $264
AIM V.I. International Equity Fund..........................     $79       $114      $151     $282
AIM V.I. Value Fund.........................................     $77       $107      $139     $259
AIM V.I. Money Market Fund..................................     $75       $101      $130     $240


     If you do not terminate your Contract or if you annuitize for a specified period of 120 months or more at the end of the applicable time period:


                            FUND                                1 YEAR    3 YEARS   5 YEAR   10 YEAR
                            ----                                ------    -------   ------   -------
AIM V.I. Capital Appreciation Fund..........................     $23       $ 71      $121     $259
AIM V.I. Growth and Income Fund.............................     $23       $ 72      $124     $264
AIM V.I. Global Utilities Fund..............................     $31       $ 96      $163     $341
AIM V.I. Diversified Income Fund............................     $24       $ 75      $128     $272
AIM V.I. Government Securities Fund.........................     $25       $ 76      $130     $277
AIM V.I. Growth Fund........................................     $23       $ 72      $124     $264
AIM V.I. International Equity Fund..........................     $25       $ 78      $133     $282
AIM V.I. Value Fund.........................................     $23       $ 71      $121     $259
AIM V.I. Money Market Fund..................................     $21       $ 65      $112     $240



     THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the example is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. No deductions were made for premium taxes because New York does not charge premium taxes on annuities.

                        CONDENSED FINANCIAL INFORMATION


                      Accumulation Unit Values and Number


                     of Accumulation Units Outstanding for


                        Each Sub-Account since Inception



                                                               1996
                                                              ------
AIM V.I. MONEY MARKET SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............  10.023
  Accumulation Unit Value, End of Period....................  10.369
  Number of Units Outstanding, End of Period................   4,373
AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............  10.080
  Accumulation Unit Value, End of Period....................  10.164
  Number of Units Outstanding, End of Period................       0
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............  10.086
  Accumulation Unit Value, End of Period....................  10.934
  Number of Units Outstanding, End of Period................   4,618
AIM V.I. GLOBAL UTILITIES SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............  10.252
  Accumulation Unit Value, End of Period....................  11.276
  Number of Units Outstanding, End of Period................       0
AIM V.I. GROWTH AND INCOME SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   9.926
  Accumulation Unit Value, End of Period....................  11.699
  Number of Units Outstanding, End of Period................   5,371
AIM V.I. VALUE SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   9.800
  Accumulation Unit Value, End of Period....................  11.090
  Number of Units Outstanding, End of Period................   5,921
AIM V.I. INTERNATIONAL EQUITY SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............  10.168
  Accumulation Unit Value, End of Period....................  11.953
  Number of Units Outstanding, End of Period................   5,404
AIM V.I. GROWTH SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   9.892
  Accumulation Unit Value, End of Period....................  11.466
  Number of Units Outstanding, End of Period................   2,384
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
  Accumulation Unit Value, Beginning of Period..............   9.855
  Accumulation Unit Value, End of Period....................  11.387
  Number of Units Outstanding, End of Period................   7,681



     All Sub-Accounts commenced operations on October 1, 1996. The Accumulation Unit Values in this table reflect a Mortality and Expense Risk Charge of 1.35% and an Administrative Expense Charge of 0.10%.


                       YIELD AND TOTAL RETURN DISCLOSURE

     From time to time the Variable Account may advertise the yield and total return investment performance of one or more Sub-accounts. Standardized yield and total return advertisements include charges and expenses attributable to the Contracts. Including these fees has the effect of decreasing the advertised performance of a Sub-account, so that a Sub-account's investment performance will not be directly comparable to that of an ordinary mutual fund.

     When a Sub-account advertises its standardized total return it will usually be calculated for one year, five years, and ten years or since inception if the Sub-account has not been in existence for such periods. Total return is measured by comparing the value of an investment in the Sub-account at the end of the relevant period to the value of the investment at the beginning of the period.

     In addition to the standardized total return, the Sub-account may advertise a non-standardized total return. This figure will usually be calculated for one year, five years, and ten years or other periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the withdrawal charges under the Contract are not deducted. Therefore, a non-standardized total return for a Sub-account can be higher than a standardized total return for a Sub-account.

     Certain Sub-accounts may advertise yield in addition to total return. Except in the case of the AIM V.I. Money Market Sub-account, the yield will be computed in the following manner: the net investment income per unit earned during a recent one month period is divided by the unit value on the last day of the period, and then annualized. This figure reflects the recurring charges at the separate account level.

     The AIM V.I. Money Market Sub-account may advertise, in addition to the total return, either yield or the effective yield. The yield in this case refers to the income generated by an investment in that Sub-account over a seven-day period net of recurring charges at the separate account level. The income is then annualized (i.e., the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment). The effective yield is calculated similarly but when annualized, the income earned by an investment in the AIM V.I. Money Market Sub-account is assumed to be reinvested at the end of each seven-day period. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment during a 52-week period.

     The Variable Account may also disclose yield, standard total return, and non-standard total return for periods prior to the date that the Variable Account commenced operations. For periods prior to the date the Variable Account commenced operations, performance information for the Sub-accounts will be calculated based on the performance of the underlying Funds and the assumption that the Sub-accounts were in existence for the same periods as those of the underlying Funds, with a level of charges equal to those currently assessed against the Sub-accounts.

     Please refer to the Statement of Additional Information for a further description of the method used to calculate a Sub-account's yield and total return.

                              FINANCIAL STATEMENTS

     The financial statements of Allstate Life Insurance Company of New York begin on page F-1 of the prospectus. The financial statements of Allstate Life of New York Separate Account A are not included because, as of the date of this Prospectus, the Variable Account had not yet commenced operations and had no assets, liabilities, or income.

      ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK AND THE VARIABLE ACCOUNT

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

     The Company was incorporated in 1967 as a stock life insurance company under the laws of New York and was known as "Financial Life Insurance Company" from 1967 to 1978. From 1978 to 1984, the Company was known as "PM Life Insurance Company." Since 1984 the Company has been known as "Allstate Life Insurance Company of New York." The Company's operations consist of one business segment which is the sale of annuities and life insurance. The Company is currently licensed to operate in New York. The Company's home office is located in Farmingville, New York.


     The Company is an indirect, wholly-owned subsidiary of Allstate Insurance Company ("Allstate") which is a stock property-liability insurance company incorporated under the laws of Illinois. With the exception of directors' qualifying shares, all of the outstanding capital stock of Allstate is owned by The Allstate Corporation ("Corporation"). On June 30, 1995, Sears, Roebuck and Co. ("Sears") distributed its 80.3% ownership in the Corporation to Sears common shareholders through a tax-free dividend.


THE VARIABLE ACCOUNT

     Established on December 22, 1995, the Allstate Life of New York Separate Account A is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940. However, such registration does not signify that the Commission supervises the management or investment practices or policies of the Variable Account. The investment performance of the Variable Account is entirely independent of both the investment performance of the Company's general account and the performance of any other separate account.

     The Variable Account has been divided into nine Sub-accounts, each of which invests solely in its corresponding Fund of AIM Variable Insurance Funds, Inc. Additional Variable Sub-accounts may be added at the discretion of the Company.

     The assets of the Variable Account are held separately from the other assets of the Company. They are not chargeable with liabilities incurred in the Company's other business operations. Accordingly, the income, capital gains and capital losses, realized or unrealized, incurred on the assets of the Variable Account are credited to or charged against the assets of the Variable Account, without regard to the income, capital gains or capital losses arising out of any other business the Company may conduct. The Company's obligations arising under the Contracts are general corporate obligations of the Company.

                                THE FUND SERIES

     The Variable Account will invest in shares of the AIM Variable Insurance Funds, Inc. (the "Fund Series"). The Fund Series is registered with the Securities and Exchange Commission as an open-end, series, management investment company. Registration of the Fund Series does not involve supervision of its management, investment practices or policies by the Securities and Exchange Commission. The Funds are designed to provide investment vehicles for variable insurance contracts of various insurance companies, in addition to the Variable Account.

     Shares of the Funds are not deposits, or obligations of, or guaranteed or endorsed by any bank and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

AIM VARIABLE INSURANCE FUNDS, INC.

     AIM Variable Insurance Funds, Inc. offers nine Funds for use with this
Contract: (1) AIM V.I. Capital Appreciation Fund; (2) AIM V.I. Diversified Income Fund; (3) AIM V.I. Global Utilities Fund; (4) AIM V.I. Government Securities Fund; (5) AIM V.I. Growth Fund; (6) AIM V.I. Growth and Income Fund;
(7) AIM V.I. International Equity Fund; (8) AIM V.I. Money Market Fund; and (9) AIM V.I. Value Fund. Each Fund has different investment objectives and policies and operates as a separate investment fund. The following is a brief description of the investment objectives and programs of the Funds:

     AIM V.I. CAPITAL APPRECIATION FUND ("CAPITAL APPRECIATION FUND") is a diversified Fund which seeks to provide capital appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies.


     AIM V.I. DIVERSIFIED INCOME FUND ("DIVERSIFIED INCOME FUND") is a diversified Fund which seeks to achieve a high level of current income primarily by investing in a diversified portfolio of foreign and U.S. government and corporate debt securities, including lower rated high yield debt securities (commonly known as "junk bonds"). The risks of investing in junk bonds are described in the accompanying prospectus for the Fund Series, which should be read carefully before investing.


     AIM V.I. GLOBAL UTILITIES FUND ("GLOBAL UTILITIES FUND") is a non-diversified Fund which seeks to achieve a high level of current income and, as a secondary objective, to achieve capital appreciation, by investing primarily in common and preferred stocks of public utility companies (either domestic or foreign).

     AIM V.I. GOVERNMENT SECURITIES FUND ("GOVERNMENT FUND")is a diversified Fund which seeks to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the U.S. Government.

     AIM V.I. GROWTH FUND ("GROWTH FUND") is a diversified Fund which seeks to provide growth of capital through investments primarily in common stocks of leading U.S. companies considered by AIM to have strong earnings momentum.

     AIM V.I. GROWTH AND INCOME FUND ("GROWTH & INCOME FUND") is a diversified Fund which seeks to provide growth of capital, with current income as a secondary objective by investing primarily in dividend paying common stocks which have prospects for both growth of capital and dividend income.

     AIM V.I. INTERNATIONAL EQUITY FUND ("INTERNATIONAL FUND") is a diversified Fund which seeks to provide long-term growth of capital by investing in international equity securities, the issuers of which are considered by AIM to have strong earnings momentum.

     AIM V.I. MONEY MARKET FUND ("MONEY MARKET FUND") is a diversified Fund which seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity by investing in a diversified portfolio of money market instruments.

     AIM V.I. VALUE FUND ("VALUE FUND") is a diversified Fund which seeks to achieve long-term growth of capital by investing primarily in equity securities judged by AIM to be undervalued relative to the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity markets generally. Income is a secondary objective.


INVESTMENT ADVISOR FOR THE FUNDS



     A I M Advisors, Inc., ("AIM") serves as the investment advisor to each Fund. AIM was organized in 1976 and, together with its domestic subsidiaries, manages or advises 48 investment company portfolios (including the Funds). AIM is a wholly-owned subsidiary of A I M Management Group Inc., an indirect subsidiary of AMVESCO plc, (formerly INVESCO plc). AIM manages each Fund's assets pursuant to a master investment advisory agreement dated February 28, 1997. As of March 18, 1997, total assets advised or managed by AIM and its domestic subsidiaries were approximately $68 billion.



     There is no assurance that the Funds will attain their respective stated objectives. Additional information concerning the investment objectives and policies of the Funds can be found in the current prospectus for the Fund Series accompanying this prospectus.



     You will find more complete information about the Funds, including the risks associated with each Fund, in the accompanying prospectus. You should read the prospectus for the Fund Series in conjunction with this prospectus.

     THE FUND SERIES PROSPECTUS SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE CONCERNING THE ALLOCATION OF PURCHASE PAYMENTS TO A PARTICULAR VARIABLE SUB-ACCOUNT.


                                 FIXED ACCOUNT

     Purchase payments and transfers allocated to one or more of the Sub-accounts of the Fixed Account become part of the general account of the Company. Each Sub-account offers a separate interest rate Guarantee Period. Guarantee Periods will be offered at the Company's discretion and may range from one to ten years. Presently, the Company offers Guarantee Periods of one, three, five, seven and ten years. The Owner must select the Sub-account(s) in which to allocate each purchase payment and transfer. No less than $500 may be allocated to any one Sub-account. The Company reserves the right to limit the number of additional purchase payments. Please consult with your sales representative for current information.

     Interest is credited daily to each Sub-account at a rate which compounds to the effective annual interest rate declared for each Sub-account's Guarantee Period that has been selected.

     The following example illustrates how the Sub-account value for a Sub-account of the Fixed Account would grow given an assumed purchase payment, Guarantee Period, and effective annual interest rate:

EXAMPLE OF INTEREST CREDITING DURING THE GUARANTEE PERIOD:


Purchase Payment............................................  $10,000.00
Guarantee Period............................................     5 years
Effective Annual Rate:......................................       4.50%


                             END OF CONTRACT YEAR:


                                                     YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
                                                   ----------   ----------   ----------   ----------   ----------
Beginning Sub-Account Value                        $10,000.00
  X (1 + Effective Annual Rate)                         1.045
                                                   ----------
                                                   $10,450.00
Sub-Account Value at end of Contract                            $10,450.00
year 1 X (1 + Effective Annual Rate)                                 1.045
                                                                ----------
                                                                $10,920.25
Sub-Account Value at end of Contract                                         $10,920.25
year 2 X (1 + Effective Annual Rate)                                              1.045
                                                                             ----------
                                                                             $11,411.66
Sub-Account Value at end of Contract                                                      $11,411.66
year 3 X (1 + Effective Annual Rate)                                                           1.045
                                                                                          ----------
                                                                                          $11,925.19
Sub-Account Value at end of Contract                                                                   $11,915.19
year 4 X (1 + Effective Annual Rate)                                                                        1.045
                                                                                                       ----------
Sub-Account Value at end of Guarantee Period:                                                          $12,461.82
                                                                                                       ==========
TOTAL INTEREST CREDITED IN GUARANTEE PERIOD: $2,461.82 ($12,461.82 -$10,000.00)


NOTE: The above illustration assumes no withdrawals of any amount during the entire five year period. A withdrawal charge and a Market Value Adjustment may apply to any amount withdrawn in excess of 10% of the amount of purchase payments. The hypothetical interest rate is for illustrative purposes only and is not intended to predict future interest rates to be declared under the Contract.


     The Company has no specific formula for determining the rate of interest that it will declare initially or in the future. Such interest rates will be reflective of investment returns available at the time of the determination. In addition, the management of the Company may also consider various other factors in determining interest rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by the Company, general economic trends, and competitive factors. The Company guarantees that the interest rates will never be less than the minimum guaranteed rate shown in the Contract. For current interest rate information, please contact your sales representative or the Company's customer support unit at 1(800) 692-4682.


     THE MANAGEMENT OF THE COMPANY WILL MAKE THE FINAL DETERMINATION AS TO THE INTEREST RATES TO BE DECLARED. THE COMPANY CAN NEITHER PREDICT NOR GUARANTEE FUTURE INTEREST RATES TO BE DECLARED.

     Prior to the end of a Guarantee Period, a notice will be mailed to the Owner outlining the options available at the end of a Guarantee Period. During the 30 day period after a Guarantee Period expires the Owner may:

     -- take no action and the Company will automatically renew the Sub-account value to a Guarantee Period of the shortest duration available to be established on the day the previous Guaranteed Period expired; or

     -- notify the Company to apply the Sub-account value to a new Guarantee
        Period or periods to be established on the day the previous Guarantee Period expired; or

     -- notify the Company to apply the Sub-account value to any Sub-account of the Variable Account on the day we receive the notification; or

     -- receive a portion of the Sub-account value or the entire Sub-account value through a partial or full withdrawal that is not subject to a Market Value Adjustment. In this case, the amount withdrawn will be deemed to have been withdrawn on the day the guarantee period expired.

     The Automatic Laddering Program allows the Owner to choose, in advance, one renewal Guarantee Period for all renewing Sub-accounts. The Owner can select the Automatic Laddering Program at any time during the accumulation phase, including on the issue date. The Automatic Laddering Program will continue until the Owner gives written notice to the Company. The Company reserves the right to discontinue this Program. For additional information on the Automatic Laddering Program, please call the Company's Customer Support Unit at 1(800)692-4682.

WITHDRAWALS OR TRANSFERS

     With the exception of transfers made automatically through dollar cost averaging, all withdrawals and transfers, paid from a Sub-account of the Fixed Account other than during the 30 day period after a Guarantee Period expires are subject to a Market Value Adjustment.

     The amount received by the Owner under a withdrawal request equals the amount requested, adjusted by any Market Value Adjustment, less any applicable withdrawal charge, less premium taxes and withholding (if applicable).

MARKET VALUE ADJUSTMENT

     The Market Value Adjustment reflects the relationship between (1) the Treasury Rate for the time remaining in the Guarantee Period at the time of the request for withdrawal or transfer, and (2) the Treasury Rate at the time the Sub-account was established. As such, the Owner bears some investment risk under the Contract. Treasury Rate means the U.S. Treasury Note Constant Maturity yield for the preceding week as reported in Federal Reserve Bulletin Release H.15.

     Generally, if the Treasury Rate for the Guarantee Period is higher than the applicable current Treasury Rate, then the Market Value Adjustment will result in a higher amount payable to the Owner or transferred. Similarly, if the Treasury Rate at the time the Sub-account was established is lower than the applicable Treasury Rate (interest rate for a period equal to the time remaining in the Sub-account), then the Market Value Adjustment will result in a lower amount payable to the Owner or transferred.


     For example, assume the Owner purchases a Contract and selects an initial Guarantee Period of five years and the five year Treasury Rate for that duration is 4.50%. Assume that at the end of 3 years, the Owner makes a partial withdrawal. If, at that later time, the current two year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive, which will result in an increase in the amount payable to the Owner. Similarly, if the current two year Treasury Rate is 4.80%, then the Market Value Adjustment will be negative, which will result in a decrease in the amount payable to the Owner.


     The formula for calculating the Market Value Adjustment is set forth in Appendix A to this prospectus which also contains additional illustrations of the application of the Market Value Adjustment.

     The Market Value Adjustment will be waived on withdrawals taken to satisfy IRS required minimum distribution rules for this Contract.

                           PURCHASE OF THE CONTRACTS

PURCHASE PAYMENT LIMITS

     Your first purchase payment must be at least $5,000 unless the Contract is a Qualified Contract, in which case the first purchase payment must be at least $2,000. All subsequent purchase payments must be $500 or more and may be made at any time prior to the Payout Start Date. Subsequent purchase payments may also be made from your bank account through Automatic Additions. Under an Automatic Additions Program, the minimum purchase payment for allocation to the Variable Account is $100 and for allocation to the Fixed Account the minimum purchase payment is $500. Please consult with your sales representative for detailed information about Automatic Additions.

     We reserve the right to limit the amount of purchase payments we will accept.

FREE-LOOK PERIOD

     You may cancel the Contract any time within 10 days after receipt of the Contract and receive a full refund of purchase payments allocated to the Fixed Account. Purchase payments allocated to the Variable Account will be returned after an adjustment to reflect investment gain or loss that occurred from the date of allocation through the date of cancellation unless a refund of purchase payments is required by state or federal law.

CREDITING OF INITIAL PURCHASE PAYMENT

     The initial purchase payment accompanied by a duly completed application will be credited to the Contract within two business days of receipt by us at our home office. If an application is not duly completed, we will credit the purchase payments to the Contract within five business days or return it at that time unless you specifically consent to us holding the purchase payment until the application is complete. We reserve the right to reject any application. Subsequent purchase payments will be credited to the Contract at the close of the Valuation Period in which the purchase payment is received by the Company at its home office.

ALLOCATION OF PURCHASE PAYMENTS

     On the application, you instruct us how to allocate the purchase payment among the Investment Alternatives. Purchase payments may be allocated in whole percents, from 0% to 100% (total allocation equals 100%) to any Investment Alternative. Unless you notify us in writing otherwise, subsequent purchase payments are allocated according to the allocation for the previous purchase payment.

ACCUMULATION UNITS

     Each purchase payment allocated to the Variable Account will be credited to the Contract as Accumulation Units. For example, if a $10,000 purchase payment is credited to the Contract when the Accumulation Unit value equals $10, then 1,000 Accumulation Units would be credited to the Contract. The Variable Account, in turn, purchases shares of the corresponding Fund.

ACCUMULATION UNIT VALUE

     The Accumulation Units in each Sub-account of the Variable Account are valued separately. The value of Accumulation Units will change each Valuation Period according to the investment performance of the shares purchased by each Variable Sub-account and the deduction of certain expenses and charges.

     The value of an Accumulation Unit in a Variable Sub-account for any Valuation Period equals the value of the Accumulation Unit as of the immediately preceding Valuation Period, multiplied by the Net Investment Factor for that Sub-account for the current Valuation Period. The Net Investment Factor for a Valuation Period is a number representing the change, since the last Valuation Date in the value of Sub-account assets per Accumulation Unit due to investment income, realized or unrealized capital gain or loss, deductions for taxes, if any, and deductions for the mortality and expense risk charge and administrative expense charge.

TRANSFERS AMONG INVESTMENT ALTERNATIVES

     Prior to the Payout Start Date, you may transfer amounts among Investment Alternatives. The Company reserves the right to assess a $10 charge on each transfer in excess of twelve per Contract Year. The Company is presently waiving this charge. Transfers to or from more than one Investment Alternative on the same day are treated as one transfer. Transfers among Investment Alternatives before the Payout Start Date may be made at any time. See "Withdrawals or Transfers," page 10, for the requirements on transfers from the Fixed Account.

     After the Payout Start Date, transfers among Sub-accounts of the Variable Account or from a variable amount income payment to a fixed amount income payment may be made only once every six months and may not be made during the first six months following the Payout Start Date. After the Payout Start Date, transfers from a fixed amount income payment are not allowed.

     Telephone transfer requests will be accepted by the Company if received at 1(800) 692-4682 by 4:00 p.m., Eastern Time. Telephone transfer requests received at any other telephone number or after 4:00 p.m., Eastern Time will not be accepted by the Company. Telephone transfer requests received before 4:00 p.m., Eastern Time are effected at the next computed value. The Company utilizes procedures which the Company believes will provide reasonable assurance that telephone authorized transfers are genuine. Such procedures include taping of telephone conversations with persons purporting to authorize such transfers and requesting identifying information from such persons. Accordingly, the Company disclaims any liability for losses resulting from such transfers by reason of their allegedly not having been properly authorized. However, if the Company does not take reasonable steps to help ensure that such authorizations are valid, the Company may be liable for such losses.

     The minimum amount that may be transferred into a Sub-account of the Fixed Account is $500. Any transfer from a Sub-account of the Fixed Account at a time other than during the 30 day period after a Guarantee Period expires will be subject to a Market Value Adjustment. If any transfer reduces the value of a Sub-account of the Fixed Account to less than $500, the Company will treat the request as a transfer of the entire Sub-account value.

     The Company reserves the right to waive transfer restrictions.

DOLLAR COST AVERAGING

     Transfers may be made automatically through Dollar Cost Averaging prior to the Payout Start Date. Dollar Cost Averaging permits the Owner to transfer a specified amount every month from the one year Guarantee Period Sub-account of the Fixed Account or any Sub-account of the Variable Account, to any Sub-account of the Variable Account. Transfers made through Dollar Cost Averaging must be $50 or more. Dollar Cost Averaging cannot be used to transfer amounts to the Fixed Account. Transfers made through Dollar Cost Averaging are not subject to a Market Value Adjustment. In addition, such transfers are not assessed a $10 charge and are not included in the twelve free transfers per Contract Year.

     The theory of Dollar Cost Averaging is that, if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in the Dollar Cost Averaging program does not assure you of a greater profit from your purchases under the program; nor will it prevent or alleviate losses in a declining market.

AUTOMATIC FUND REBALANCING

     Transfers may be made automatically through Automatic Fund Rebalancing prior to the Payout Start Date. By electing Automatic Fund Rebalancing, all of the money allocated to Sub-accounts of the Variable Account will be rebalanced to the desired allocation on a quarterly basis, determined from the first date that you decide to rebalance. Each quarter, money will be transferred among Sub-accounts of the Variable Account to achieve the desired allocation.


     The desired allocation will be the allocation initially selected, unless subsequently changed. You may change the allocation at any time by giving us written notice. The new allocation will be effective with the first rebalancing that occurs after we receive the written request.


     Transfers made through Automatic Fund Rebalancing are not assessed a $10 charge and are not included in the twelve free transfers per Contract Year.

     Any money allocated to the Fixed Account will not be included in the rebalancing.

                          BENEFITS UNDER THE CONTRACT

WITHDRAWALS


     You may withdraw all or part of the Contract Value at any time prior to the earlier of the death of the Owner (or the Annuitant if the Owner is not a natural person) or the Payout Start Date. The amount available for withdrawal is the Contract Value next computed after the Company receives the request for a withdrawal at its home office, adjusted by any applicable Market Value Adjustment, less any withdrawal charges, contract maintenance charges and any premium taxes. See "Charges and Other Deductions," page 16. Withdrawals from the Variable Account will be paid within seven days of receipt of the request, subject to postponement in certain circumstances. See "Delay of Payments," page 18.


     Money can be withdrawn from the Variable Account or the Fixed Account. To complete the partial withdrawal from the Variable Account, the Company will redeem Accumulation Units in an amount equal to the withdrawal and any applicable withdrawal charge and premium taxes. The Owner must name the Investment Alternative from which the withdrawal is to be made. If none is named, then the withdrawal request is incomplete and cannot be honored.

     The minimum partial withdrawal is $50. If any withdrawal reduces the value of any Sub-account of the Fixed Account to less than $500, we will treat the request as a withdrawal of the entire Sub-account value. If the Contract Value after a partial withdrawal would be less than $1,000, then the Company will treat the request as one for termination of the Contract and the entire Contract Value, adjusted by any Market Value Adjustment, less any charges and premium taxes, will be paid out.

     Partial withdrawals may also be taken automatically through Systematic Withdrawals on a monthly, quarterly, semi-annual or annual basis. Systematic Withdrawals of $50 or more may be requested at any time prior to the Payout Start Date. At the Company's discretion, Systematic Withdrawals may not be offered in conjunction with Dollar Cost Averaging or Automatic Fund Rebalancing.


     Partial and full withdrawals may be subject to income tax and a 10% tax penalty. This tax and penalty are explained in "Federal Tax Matters," on page 18.


     After the Payout Start Date, withdrawals are only permitted when payments from the Variable Account are being made that do not involve life contingencies. In that case, you may terminate the Variable Account portion of the income payments at any time and receive a lump sum equal to the commuted balance of the remaining variable payments due, less any applicable withdrawal charge.

                                INCOME PAYMENTS

PAYOUT START DATE FOR INCOME PAYMENTS

     The Payout Start Date is the day that income payments will start under the Contract. You may change the Payout Start Date at any time by notifying the Company in writing of the change at least 30 days before the scheduled Payout Start Date. The Payout Start Date must be (a) at least one month after the issue date; and (b) no later than the day the Annuitant reaches age 90.

VARIABLE ACCOUNT INCOME PAYMENTS

     The amount of Variable Account income payments depends upon the investment experience of the Sub-accounts selected by the Owner and any premium taxes, the age and sex of the Annuitant, and the Income Plan chosen. The Company guarantees that the amount of the income payment will not be affected by (1) actual mortality experience and (2) the amount of the Company's administration expenses.

     The Contracts offered by this prospectus contain income payment tables that provide for different benefit payments to men and women of the same age. Nevertheless, in accordance with the U.S. Supreme Court's decision in ARIZONA GOVERNING COMMITTEE V. NORRIS, in certain employment-related situations, annuity tables that do not vary on the basis of sex will be used.

     The total income payments received may be more or less than the total purchase payments made because (a) Variable Account income payments vary with the investment results of the underlying Funds, and (b) Annuitants may not live as long as, or may live longer than, expected.

     The Income Plan option selected will affect the dollar amount of each income payment. For example, if an Income Plan for a Life Income is chosen, the income payments will be greater than income payments under an Income Plan for a Life Income with Guaranteed Payments.

     If the actual net investment experience of the Variable Account is less than the assumed investment rate, then the dollar amount of the income payments will decrease. The dollar amount of the income payments will stay level if the net investment experience equals the assumed investment rate and the dollar amount of the income payments will increase if the net investment experience exceeds the assumed investment rate. For purposes of the Variable Account income payments, the assumed investment rate is 3 percent. For more detailed information as to how Variable Account income payments are determined see the Statement of Additional Information.

FIXED AMOUNT INCOME PAYMENTS

     Income payment amounts derived from any monies allocated to Sub-accounts of the Fixed Account during the accumulation phase are fixed for the duration of the Income Plan. The fixed amount income payment amount is calculated by applying the portion of the Contract Value in the Fixed Account on the Payout Start Date, adjusted by any Market Value Adjustment and less any applicable premium tax, to the greater of the appropriate value from the income payment table selected or such other value as we are offering at that time.

INCOME PLANS

     The Income Plans include:

     INCOME PLAN 1--LIFE INCOME WITH GUARANTEED PAYMENTS

     The Company will make payments for as long as the Annuitant lives. If the Annuitant dies before the selected number of guaranteed payments have been made, the Company will continue to pay the remainder of the guaranteed payments.

     INCOME PLAN 2--JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED PAYMENTS

     The Company will make payments for as long as either the Annuitant or Joint Annuitant, named at the time of Income Plan selection, is living. If both the Annuitant and the Joint Annuitant die before the selected number of guaranteed payments have been made, the Company will continue to pay the remainder of the guaranteed payments.

     INCOME PLAN 3--GUARANTEED NUMBER OF PAYMENTS

     The Company will make payments for a specified number of months beginning on the Payout Start Date. These payments do not depend on the Annuitant's life. The number of months guaranteed may be from 60 to 360. The mortality and expense risk charge will be deducted from Variable Account assets supporting these payments even though the Company does not bear any mortality risk.

     The Owner may change the Income Plan until 30 days before the Payout Start Date. If an Income Plan is chosen which depends on the Annuitant or Joint Annuitant's life, proof of age will be required before income payments begin. Applicable premium taxes will be assessed.

     In the event that an Income Plan is not selected, the Company will make income payments in accordance with Income Plan 1 with Guaranteed Payments for 120 Months. At the Company's discretion, other Income Plans may be available upon request. The Company currently uses sex-distinct annuity tables. However, if legislation is passed by Congress or the State of New York, the Company reserves the right to use income payment tables which do not distinguish on the basis of sex. Special rules and limitations may apply to certain qualified contracts.

     If the Contract Value to be applied to an Income Plan is less than $2,000, or if the monthly payments determined under the Income Plan are less than $20, the Company may pay the Contract Value adjusted by any Market Value Adjustment and less any applicable taxes, in a lump sum or change the payment frequency to an interval which results in income payments of at least $20.

                                 DEATH BENEFITS

DISTRIBUTION UPON DEATH PAYMENT PROVISIONS

     A distribution upon death may be paid to the Owner determined immediately after the death if, prior to the Payout Start Date:

     -- any Owner dies; or

     -- the Annuitant dies and the Owner is not a natural person.

     If the Owner eligible to receive a distribution upon death is not a natural person, then the Owner may elect to receive the distribution upon death in one or more distributions. Otherwise, if the Owner is a natural person, the Owner may elect to receive a distribution upon death in one or more distributions or periodic payments through an Income Plan.

     A death benefit will be paid: 1) if the Owner elects to receive the death benefit in a single payment distributed within 180 days of the date of death; and 2) if the death benefit is paid as of the day the value of the death benefit is determined. Otherwise, the settlement value will be paid. The settlement value is the same amount that would be paid in the event of withdrawal of the Contract Value. The Company will calculate the settlement value at the end of the Valuation Period coinciding with the requested distribution date for payment or on the mandatory distribution date of 5 years after the date of death. In any event, the entire distribution upon death must be distributed within five years after the date of death unless an Income Plan is selected or a surviving spouse continues the Contract in accordance with the following sections:

     Payments from the Income Plan must begin within one year of the date of death and must be payable throughout:

     -- the life of the Owner; or

     -- a period not to exceed the life expectancy of the Owner; or

     -- the life of the Owner with payments guaranteed for a period not to exceed the life expectancy of the Owner.

     If the surviving spouse of the deceased Owner is the new Owner, then the spouse may elect one of the options listed above or may continue the Contract in the accumulation phase as if the death had not occurred. The Company will only permit the Contract to be continued once. If the Contract is continued in the accumulation phase, the surviving spouse may make a single withdrawal of any amount within one year of the date of death without incurring a withdrawal charge. However, any applicable Market Value Adjustment, determined as of the date of the withdrawal, will apply.

DEATH BENEFIT AMOUNT

     Prior to the Payout Start Date, the death benefit is equal to the greatest of:

     (a) the Contract Value on the date the Company determines the death benefit; or

     (b) the amount that would have been payable in the event of a full withdrawal of the Contract Value on the date the Company determines the death benefit; or

     (c) the Contract Value on the Death Benefit Anniversary immediately preceding the date we determine the death benefit adjusted by any purchase payments, withdrawals and charges made between such Death Benefit Anniversary and the date we determine the death benefit; or

     (d) the greatest of the anniversary values as of the date we determine the death benefit. The anniversary value is equal to the Contract Value on a Contract Anniversary, increased by purchase payments made since that anniversary and reduced by the amount of any partial withdrawals since that anniversary. Anniversary values will be calculated for each Contract Anniversary prior to the earlier of: (i) the date we determine the death benefit, or (ii) the deceased's attained age 75 or 5 years after the date the Contract was established, if later.

     The value of the death benefit will be determined at the end of the Valuation Period during which the Company receives a complete request for payment of the death benefit, which includes due proof of death.

     The Company will not settle any death claim until it receives due proof of death.

                          CHARGES AND OTHER DEDUCTIONS

DEDUCTIONS FROM PURCHASE PAYMENTS

     No deductions are made from purchase payments. Therefore, the full amount of every purchase payment is invested in the Investment Alternative(s).

WITHDRAWAL CHARGE (CONTINGENT DEFERRED SALES CHARGE)

     You may withdraw the Contract Value at any time before the earliest of the Payout Start Date, the death of any Owner or, if the Owner is not a natural person, the death of the Annuitant.

     There are no withdrawal charges on amounts withdrawn up to 10% of the amount of purchase payments. Amounts withdrawn in excess of this may be subject to a withdrawal charge. Amounts not subject to a withdrawal charge and not withdrawn in a Contract Year are not carried over to later Contract Years. Withdrawal charges, if applicable, will be deducted from the amount paid.

     For purposes of calculating the amount of the withdrawal charge, withdrawals are assumed to come from purchase payments first, beginning with the oldest payment. Withdrawals made after all purchase payments have been withdrawn, will not be subject to a withdrawal charge. For partial withdrawals, the Contract Value will be adjusted to reflect the amount of payment received by the Owner, any withdrawal charge, any applicable taxes and any Market Value Adjustment.

     Withdrawals in excess of the preferred withdrawal amount will be subject to a withdrawal charge as set forth below:

                                                                   APPLICABLE
                   YEAR APPLICABLE SINCE                           WITHDRAWAL
                  PREMIUM PAYMENT ACCEPTED                      CHARGE PERCENTAGE
                  ------------------------                      -----------------
       1st Year.............................................           7%
       2nd Year.............................................           6%
       3rd Year.............................................           5%
       4th Year.............................................           4%
       5th Year.............................................           3%
       6th Year.............................................           2%
       7th Year.............................................           1%
       Thereafter...........................................           0%


     Withdrawal charges will be used to pay sales commissions and other promotional or distribution expenses associated with the marketing of the Contracts.



     In addition, federal and state income tax may be withheld from withdrawal amounts. Certain terminations may also be subject to a federal tax penalty. See "Federal Tax Matters," page 18.


     The Company reserves the right to waive the withdrawal charge with respect to Contracts issued to employees and registered representatives of any broker-dealer that has entered into a sales agreement with Allstate Life Financial Services, Inc. ("ALFS") to sell the Contracts and all wholesalers and their employees that are under agreement with ALFS to wholesale the Contract. The withdrawal charge will also be waived on withdrawals taken to satisfy IRS required minimum distribution rules for this Contract.

CONTRACT MAINTENANCE CHARGE


     A contract maintenance charge is deducted annually from the Contract Value to reimburse the Company for its costs in maintaining each Contract and the Variable Account. The Company guarantees that the amount of this charge will not exceed $35 per Contract Year over the life of the Contract. This charge will be waived if the total purchase payments are $50,000 or more on a Contract Anniversary or if all money is allocated to the Fixed Account on the Contract Anniversary.



     Maintenance costs include but are not limited to expenses incurred in billing and collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit and Annuity Unit values; and issuing reports to Owners and regulatory agencies.


     On each Contract Anniversary prior to the payout start date, the contract maintenance charge will be deducted from Sub-accounts of the Variable Account in the same proportion that the Owner's value in each bears to the total value in all Sub-accounts of the Variable Account. After the Payout Start Date, a pro rata share of the annual contract maintenance charge will be deducted from each income payment. For example, 1/12 of the $35, or $2.92, will be deducted if there are twelve income payments during the Contract Year. A full contract maintenance charge will be deducted if the Contract is terminated on any date other than a Contract Anniversary.

ADMINISTRATIVE EXPENSE CHARGE


     The Company will deduct an administrative expense charge which is equal, on an annual basis, to .10% of the daily net assets you have allocated to the Sub-accounts of the Variable Account. This charge is designed to cover actual administrative expenses which exceed the revenues from the contract maintenance charge. There is no necessary relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract.


MORTALITY AND EXPENSE RISK CHARGE

     The Company will deduct a mortality and expense risk charge which is equal, on an annual basis, to 1.35% of the daily net assets you have allocated to the Sub-accounts of the Variable Account. The Company estimates that .95% is attributable to the assumption of mortality risks and .40% is attributable to the assumption of expense risks. The Company guarantees that the amount of this charge will not increase over the life of the Contract.

     The mortality risk arises from the Company's guarantee to cover all death benefits and to make income payments in accordance with the Income Plan selected and the Income Payment Tables.


     The expense risk arises from the possibility that the contract maintenance and administrative expense charges, both of which are guaranteed not to increase, will be insufficient to cover actual administrative expenses.



TAXES


     The Company will deduct applicable state premium taxes or other similar policyholder taxes relative to the Contract (collectively referred to as "premium taxes") either at the Payout Start Date, or when a total withdrawal occurs. The Company reserves the right to deduct premium taxes from the purchase payments. Currently, no deductions are made because New York does not charge premium taxes on annuities.

     At the Payout Start Date, the charge for applicable premium taxes will be deducted from each Investment Alternative in the proportion that the Owner's value in the Investment Alternative bears to the total Contract Value.

TRANSFER CHARGES

     The Company reserves the right to assess a $10 charge on each transfer in excess of twelve per Contract Year, excluding transfers through Dollar Cost Averaging and Automatic Fund Rebalancing. The Company is presently waiving this charge.

FUND EXPENSES

     A complete description of the expenses and deductions from the Funds is found in the prospectus for the Fund Series. This prospectus is accompanied by the prospectus for the Fund Series.

                                GENERAL MATTERS

OWNER

     The Owner has the sole right to exercise all rights and privileges under the Contract, except as otherwise provided in the Contract. The Contract cannot be jointly owned by both a non-natural person and a natural person.

BENEFICIARY

     Subject to the terms of any irrevocable Beneficiary designation, the Owner may change the Beneficiary at any time by notifying the Company in writing. Any change will be effective at the time it is signed by the Owner, whether or not the Annuitant is living when the change is received by the Company. The Company will not, however, be liable as to any payment or settlement made prior to receiving the written notice.

     Unless otherwise provided in the Beneficiary designation, if a Beneficiary predeceases the Owner and there are no other surviving beneficiaries, the new Beneficiary will be: the Owner's spouse if living; otherwise, the Owner's children, equally, if living; otherwise, the Owner's estate. Multiple Beneficiaries may be named. Unless otherwise provided in the Beneficiary designation, if more than one Beneficiary survives the Owner, the surviving Beneficiaries will share equally in any amounts due.

ASSIGNMENTS

     The Company will not honor an assignment of an interest in a Contract as collateral or security for a loan. Otherwise, the Owner may assign benefits under the Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are due.

     No assignment will bind the Company unless it is signed by the Owner and filed with the Company. The Company is not responsible for the validity of an assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments.

DELAY OF PAYMENTS

     Payment of any amounts due from the Variable Account under the Contract will occur within seven days, unless:

     1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

     2. An emergency exists as defined by the Securities and Exchange Commission; or

     3. The Securities and Exchange Commission permits delay for the protection of the Owners.

     Payments or transfers from the Fixed Account may be delayed for up to 6 months.

MODIFICATION

     The Company may not modify the Contract without the consent of the Owner except to make the Contract meet the requirements of the Investment Company Act of 1940, or to make the Contract comply with any changes in the Internal Revenue Code or to make any changes required by the Code or by any other applicable law.

CUSTOMER INQUIRIES

     The Owner or any persons interested in the Contract may make inquiries regarding the Contract by calling or writing your representative or the Company at:

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                              POST OFFICE BOX 9075
                       FARMINGVILLE, NEW YORK 11738-9075
                                1-(800)692-4682

                              FEDERAL TAX MATTERS

INTRODUCTION

     THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. THE COMPANY MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT. Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on the individual circumstances of each person. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

TAXATION OF ANNUITIES IN GENERAL

TAX DEFERRAL


     Generally, an annuity contract owner is not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where (1) the owner is a "natural person," (see "Non-Natural Owners" below for exception) (2) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department Regulations, and (3) the issuing insurance company, instead of the annuity owner, is considered the owner for federal income tax purposes of any separate account assets funding the contract.


NON-NATURAL OWNERS

     As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes and the income on such contracts is taxed as ordinary income received or accrued by the owner during the taxable year. There are several exceptions to the general rule for contracts owned by non-natural persons which are discussed in the Statement of Additional Information.

DIVERSIFICATION REQUIREMENTS

     For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" in accordance with the standards provided in the Treasury regulations. If the investments in the Variable Account are not adequately diversified, then the Contract will not be treated as an annuity contract for federal income tax purposes and the Owner will be taxed on the excess of the Contract Value over the investment in the Contract. Although the Company does not have control over the Funds or their investments, the Company expects the Funds to meet the diversification requirements.

OWNERSHIP TREATMENT

     In connection with the issuance of the regulations on the adequate diversification standards, the Department of the Treasury announced that the regulations do not provide guidance concerning the extent to which contract owners may direct their investments among Sub-accounts of a variable account. The Internal Revenue Service has previously stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, Treasury announced that guidance would be issued in the future regarding the extent that owners could direct their investments among Sub-accounts without being treated as owners of the underlying assets of the Variable Account.



     The ownership rights under this contract are similar to, but different in certain respects from, those described by the Service in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the owner of this contract has the choice of more investment options to which to allocate premiums and contract values, and may be able to transfer among investment options more frequently than in such rulings. These differences could result in the contract owner being treated as the owner of the assets of the Variable Account. In those circumstances, income and gains from the Variable Account assets would be includible in the Contract Owners' gross income. In addition, the Company does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. It is possible that the Treasury's position, when announced, may adversely affect the tax treatment of existing contracts. The Company, therefore, reserves the right to modify the Contract as necessary to attempt to prevent the Owner from being considered the federal tax owner of a pro rata share of the assets of the Variable Account. However, the Company makes no guarantee that such modification to the contract will be successful.


DELAYED MATURITY DATES


     If the contract's scheduled maturity date is at a time when the annuitant has reached an advanced age, e.g., past age 85, it is possible that the contract would not be treated as an annuity. In that event, the income and gains under the contract could be currently includible in the owner's income. There is no definitive guidance on the proper tax treatment of Market Value Adjustments, and you should contact a competent tax advisor with respect to the potential tax consequences of a Market Value Adjustment.


TAXATION OF PARTIAL AND FULL WITHDRAWALS


     In the case of a partial withdrawal under a non-qualified contract, amounts received are taxable to the extent the contract value, without regard to any surrender charges, exceeds the investment in the contract. The contract value is the sum of all account values. No matter which account a withdrawal is made from, all account values are combined and the total contract value is used to determine the amount of taxable income. The investment in the contract is the gross premium or other consideration paid for the contract reduced by any amounts previously received from the contract to the extent such amounts were properly excluded from the owner's gross income. In the case of a partial withdrawal under a qualified contract, the portion of the payment that bears the same ratio to the total payment that the investment in the contract (i.e., nondeductible IRA contributions, after tax contributions to qualified plans) bears to the contract value, can be excluded from income. In the case of a full withdrawal under a non-qualified contract or a qualified contract, the amount received will be taxable only to the extent it exceeds the investment in the contract. If an individual transfers an annuity contract without full and adequate consideration to a person other than the individual's spouse (or to a former spouse incident to a divorce), the owner will be taxed on the difference between the contract value and the investment in the contract at the time of transfer. Other than in the case of certain qualified contracts, any amount received as a loan under a contract, and any assignment or pledge (or agreement to assign or pledge) of the contract value is treated as a withdrawal of such amount or portion. The contract provides a death benefit that in certain circumstances may exceed the greater of the payments and the contract value. As described elsewhere in the prospectus, the Company imposes certain charges with respect to the death benefit. It is possible that some portion of those charges could be treated for federal tax purposes as a partial withdrawal from the contract.


TAXATION OF ANNUITY PAYMENTS

     Generally, the rule for income taxation of payments received from an annuity contract provides for the return of the owner's investment in the contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. In the case of variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the contract by the total number of expected payments. In the case of fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the contract. Once the total amount of the investment in the contract is excluded using these ratios, the annuity payments will be fully taxable. If annuity payments cease because of the death of the annuitant before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction to the Owner for the last taxable year.

TAXATION OF ANNUITY DEATH BENEFITS

     Amounts may be distributed from an annuity contract because of the death of an owner or annuitant. Generally, such amounts are includible in income as follows: (1) if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal or (2) if distributed under an annuity option, the amounts are taxed in the same manner as an annuity payment.

PENALTY TAX ON PREMATURE DISTRIBUTIONS


     There is a 10% penalty tax on the taxable amount of any premature distribution from a non-qualified annuity contract. The penalty tax generally applies to any distribution made prior to the owner attaining age 59 1/2. However, there should be no penalty tax on distributions to owners (1) made on or after the owner attains age 59 1/2; (2) made as a result of an owner's death or disability; (3) made in substantially equal periodic payments over life or life expectancy; (4) made under an immediate annuity; or (5) attributable to an investment in the contract before August 14, 1982. Similar rules apply for distributions from qualified contracts. A competent tax advisor should be consulted to determine if any other exceptions to the penalty apply to your specific circumstances.


AGGREGATION OF ANNUITY CONTRACTS

     All non-qualified deferred annuity contracts issued by the Company (or its affiliates) to the same owner during any calendar year will be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.


POSSIBLE CHANGES IN TAXATION



     In past years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. For example, one such proposal would have changed the tax treatment of non-qualified annuities that did not have "substantial life contingencies" by taxing income as it is credited to the annuity. Although as of the date of this prospectus Congress is not actively considering any legislation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change).


TAX QUALIFIED CONTRACTS


     Annuity contracts may be used as investments with certain tax qualified plans such as: (1) Individual Retirement Annuities under Section 408(b) of the Code; (2) Simplified Employee Pension Plans under Section 408(k) of the Code;
(3) Savings Incentive Match Plans for Employees (SIMPLE) Plans under Section 408(p) of the code; (4) Tax Sheltered Annuities under Section 403(b) of the Code; (5) Corporate and Self Employed Pension and Profit Sharing Plans; and (6) State and Local Government and Tax-Exempt Organization Deferred Compensation Plans. In the case of certain tax qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the contract.


RESTRICTIONS UNDER SECTION 403(B) PLANS

     Section 403(b) of the Code provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. In accordance with the requirements of Section 403(b), any annuity contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only after the employee attains age 59 1/2, separates from service, dies, becomes disabled or on account of hardship (earnings on salary reduction contributions may not be distributed on the account of hardship). These limitations do not apply to withdrawals where the Company is directed to transfer some or all of the contract value to another
Section 403(b) plans.

INCOME TAX WITHHOLDING

     The Company is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless an individual elects to make a "direct rollover" of such amounts to another qualified plan or Individual Retirement Account or Annuity (IRA). Eligible rollover distributions generally include all distributions from qualified contracts, excluding IRAs, with the exception of (1) required minimum distributions, or (2) a series of substantially equal periodic payments made over a period of at least 10 years, or the life (joint lives) of the participant (and beneficiary). For any distributions from non-qualified annuity contracts, or distributions from qualified contracts which are not considered eligible rollover distributions, the Company may be required to withhold federal and state income taxes unless the recipient elects not to have taxes withheld and properly notifies the Company of such election.

                         DISTRIBUTION OF THE CONTRACTS


     Allstate Life Financial Services, Inc. ("ALFS"), 3100 Sanders Road, Northbrook Illinois, an indirect, wholly owned subsidiary of Allstate Insurance Company, acts as the principal underwriter of the Contracts. ALFS is registered as a broker-dealer under the Securities Exchange Act of 1934 and became a member of the National Association of Securities Dealers, Inc. on June 30, 1993. Contracts are sold by registered representatives of broker-dealers or bank employees who are licensed insurance agents appointed by the Company, either individually or through an incorporated insurance agency. Contracts may be sold by representatives or employees of banks which may be acting as broker-dealers without separate registration under the Securities Exchange Act of 1934, pursuant to legal and regulatory exceptions.


     Commissions paid may vary, but in aggregate are not anticipated to exceed 6.75% of any purchase payment. In addition, under certain circumstances, certain sellers of the Contracts may be paid persistency bonuses which will take into account, among other things, the length of time purchase payments have been held under a Contract, and the amount of purchase payments. A persistency bonus is not expected to exceed .56%, on an annual basis, of the purchase payments considered in connection with the bonus. These commissions are intended to cover distribution expenses.


     The underwriting agreement with ALFS provides for indemnification of ALFS by the Company for liability to Owners arising out of services rendered or Contracts issued.

                                 VOTING RIGHTS

     The Owner or anyone with a voting interest in the Sub-account of the Variable Account may instruct the Company on how to vote at shareholder meetings of the Fund Series. The Company will solicit and cast each vote according to the procedures set up by the Fund Series and to the extent required by law. The Company reserves the right to vote the eligible shares in its own right, if subsequently permitted by the Investment Company Act of 1940, its regulations or interpretations thereof.

     Fund shares as to which no timely instructions are received will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in that Sub-account. Voting instructions to abstain on any item to be voted upon will be applied on a pro-rata basis to reduce the votes eligible to be cast.

     Before the Payout Start Date, the Owner holds the voting interest in the Sub-account of the Variable Account (The number of votes for the Owner will be determined by dividing the Contract Value attributable to a Sub-account by the net asset value per share of the applicable eligible Fund.)

     After the Payout Start Date, the person receiving income payments has the voting interest. After the Payout Start Date, the votes decrease as income payments are made and as the reserves for the Contract decrease. That person's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Sub-account by the net asset value per share of the corresponding eligible Fund.

                            SELECTED FINANCIAL DATA

     The following selected financial data for the Company should be read in conjunction with the financial statements and notes thereto included in this prospectus beginning on page F-1.

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                            SELECTED FINANCIAL DATA
                                ($ IN THOUSANDS)


             YEAR-END FINANCIAL DATA                  1996         1995         1994         1993         1992
             -----------------------               ----------   ----------   ----------   ----------   ----------
For The Years Ended December 31:
  Revenues.......................................  $  228,387   $  250,854   $  186,249   $  227,445   $  203,890
  Net Income.....................................      20,561       19,522       18,221       13,163       12,225
As of December 31:
  Total Assets...................................   1,990,284    1,842,969    1,449,993    1,410,895    1,162,763



     In 1992, the Company adopted the provisions of Statement of Financial Accounting Standard ("SFAS") No. 106, "Employers' Accounting for Postretirement Benefits Other than Pensions," which resulted in a charge against 1992 earnings of $623 on an after tax basis. Effective December 31, 1993, the Company adopted SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," which requires that investments classified as available for sale be carried at fair value. The net effect of adoption of this SFAS increased shareholder's equity at December 31, 1993 by $25,391 thousand and did not have a material impact on net income.

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
                OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS


     The following discussion highlights significant factors influencing results of operations and financial position of Allstate Life Insurance Company of New York (the "Company"). It should be read in conjunction with the financial statements and related notes.



     The Company, which is wholly owned by a wholly owned subsidiary of Allstate Insurance Company ("AIC"), markets a broad line of life insurance and annuity products in the State of New York. Life insurance includes traditional products such as whole life and term life insurance, as well as universal life and other interest-sensitive life products. Annuities include deferred annuities, such as variable annuities and fixed rate single and flexible premium annuities, and immediate annuities such as structured settlement annuities. The Company distributes its products using a combination of Allstate agents including life specialists, banks and other financial institutions, brokers and direct response marketing.



RESULTS OF OPERATIONS



                                                                   1996          1995          1994
                                                                ----------    ----------    ----------
                                                                           ($ IN THOUSANDS)
Statutory premiums and deposits.............................    $  235,634    $  216,361    $  153,000
                                                                ==========    ==========    ==========
Investments.................................................     1,636,654     1,541,329     1,172,524
Separate Account assets.....................................       260,668       220,141       175,918
                                                                ----------    ----------    ----------
Investments and Separate Account assets.....................     1,897,322     1,761,470     1,348,442
                                                                ==========    ==========    ==========
Premiums and contract charges (net of reinsurance)..........       117,106       148,316        88,560
Net investment income.......................................       112,862       104,384        96,911
Contract benefits (net of reinsurance)......................       172,772       198,055       137,434
Operating costs and expenses................................        23,386        23,366        20,205
Early retirement program....................................            --            --         1,210
                                                                ----------    ----------    ----------
Income from operations......................................        33,810        31,279        26,622
Income tax expense on operations............................        12,221        10,557         8,907
                                                                ----------    ----------    ----------
Net operating income........................................        21,589        20,722        17,715
Realized capital losses and gains, after tax................        (1,028)       (1,200)          506
                                                                ----------    ----------    ----------
Net income..................................................    $   20,561    $   19,522    $   18,221
                                                                ==========    ==========    ==========



PREMIUMS, DEPOSITS AND CONTRACT CHARGES



     Statutory premiums, which include premiums and deposits for all products, increased $19.3 million or 8.9% in 1996 from 1995. The increase is largely the result of a sale of a funding agreement, a type of investment contract first sold by the Company in 1996, as well as higher sales of variable annuity and life insurance products, partially offset by lower sales of structured settlement annuities. Sales of funding agreements may not continue, as they are entered into based on the Company's assessment of market opportunities. In 1995, statutory premiums increased $63.4 million or 41.4% compared to 1994 levels primarily due to growth in sales of individual annuities. Increased sales of structured settlement annuities in 1995 were partially offset by a decrease in the sales of variable annuities. Individual annuities comprised 55.4% and 77.3% of statutory premiums and deposits in 1996 and 1995, respectively.



     Premiums and contract charges under generally accepted accounting principles ("GAAP") decreased 21.0% in 1996 and increased 67.5% in 1995. Under GAAP, revenues exclude deposits on most annuities and premiums on universal life insurance policies. The changes in premiums and contract charges in 1996 and 1995 primarily reflect fluctuations in the level of sales of structured settlement annuities sold with life contingencies. Provision for policy benefits decreased $25.3 million or 12.8%, during 1996 and increased $60.6 million or 44.1%, during 1995. These changes also result primarily from the fluctuations in the level of sales of structured settlement annuities with life contingencies. GAAP premium and contract charges will vary with the mix of products sold during the period.



NET INVESTMENT INCOME



     Pretax net investment income increased 8.1% in 1996 primarily due to growth of 13.3% or $178.2 million in investments excluding unrealized gains on fixed income securities. The additional investment income earned on the higher base of assets is partially offset by lower yields on fixed income securities. Pretax net investment income increased 7.7% in 1995 primarily due to the 12.8% or $151.8 million increase in investments excluding unrealized gains on fixed income securities. The increase in investments resulted primarily from growth in new business, partially offset by surrenders, withdrawals and benefits paid.



     In low interest rate environments, funds from maturing investments may be reinvested at substantially lower interest rates than those which prevailed when the funds were previously invested.

REALIZED CAPITAL GAINS AND LOSSES



     Realized capital losses of $1.0 million after tax in 1996 were 14.3% lower than those reported in 1995. Reduced mortgage losses were partially offset by losses incurred on the sale of fixed income securities to reposition a portion of the investment portfolio to improve overall yield in 1996. Net capital losses were realized in 1995 as compared to net capital gains in 1994. Capital losses in 1995 were realized primarily from writedowns of mortgage loans, partially offset by gains on sales of fixed income securities. In 1994, the Company experienced lower asset writedowns and, as a result, realized net capital gains from sales of securities and bond calls.



OPERATING EXPENSES



     Operating expenses were essentially unchanged in 1996. The 15.6% increase in 1995 operating expense resulted from an increase in amortization of deferred acquisition costs. In 1994, the Company recognized an after tax charge of $787 thousand related to the cost of an early retirement program offered to certain home office employees. The program provided one year of salary continuation and related benefits and an enhanced retirement benefit.



NET OPERATING INCOME



     Net operating income increased 4.2% in 1996 and 17.0% in 1995. The increase in 1996 is the result of growth in investments partially offset by less favorable mortality experience on structured settlement annuities with life contingencies. The increase in net operating income in 1995 was primarily due to higher margins and growth in revenues.



MARKET RISK



     Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. The Company's primary market risk exposure is to changes in interest rates. The Company does not currently have material exposures to equity price, commodity price, or foreign currency exchange risk.



     The active management of market risk is integral to the Company's operations. The Company may use the following tools to manage its exposure to market risk within defined tolerance ranges: 1) rebalance its existing asset or liability portfolios, 2) change the character of future investments purchased or
3) use derivatives to modify the interest rate characteristics of existing assets and liabilities or assets expected to be purchased. (See the financial futures contracts section in "Investments" and Note 5 to the financial statements for a more detailed discussion of these products.)



     The Company offers a variety of annuities including fixed rate single and flexible premium deferred annuities and single premium immediate annuities, including structured settlement annuities. For such products, the Company invests premiums and deposits to create cash flows that will fund future claims, benefits and expenses, and earn stable margins.



     The Company calculates effective durations of assets and liabilities and monitors quarterly whether the asset-liability duration gap is within desired tolerances. The primary tools for managing investment portfolios in relation to liabilities are simulation models (including cash flow and duration analysis), asset allocation models and periodic analysis of portfolio composition compared to specifications. In addition, the Company uses financial futures to hedge the interest rate risk related to asset liability management.



INVESTMENTS



     The composition of the investment portfolio at December 31, 1996 is presented at carrying value in the table below (see Notes 2 and 4 to the financial statements for investment accounting policies and additional information).



                                                                                     PERCENT
                                                                                     TO TOTAL
                      ($ IN THOUSANDS)                                           ----------------
Fixed income securities.....................................     1,500,783             91.7%
Mortgage loans..............................................        84,657              5.2
Short-term..................................................        25,855              1.6
Policy loans................................................        25,359              1.5
                                                                ----------            -----
       Total................................................    $1,636,654            100.0%
                                                                ==========            =====



FIXED INCOME SECURITIES



     The Company's fixed income securities portfolio consists of tax-exempt municipal bonds, publicly traded corporate bonds, privately-placed securities, mortgage-backed securities, asset-backed securities, and U.S. government bonds. The Company generally holds its fixed income securities for the long term, but has classified all of these securities as available for sale to allow maximum flexibility in portfolio management. At December 31, 1996, net unrealized capital gains on the fixed income securities portfolio totaled

$122.6 million compared to $205.5 million as of December 31, 1995. The decrease in the unrealized gain position is primarily attributable to rising interest rates.



     Substantially all of the Company's fixed income securities portfolio is rated investment grade, which is defined by the Company as a security having a National Association of Insurance Commissioners ("NAIC") rating of 1 or 2, a Moody's rating of Aaa, Aa, A or Baa, or a comparable Company internal rating.



     As of December 31, 1996, the fixed income securities portfolio included $492.8 million of privately-placed corporate obligations, compared with $466.2 million at December 31, 1995. The benefits of privately-placed securities as compared to public securities are generally higher yields, improved cash flow predictability through pro-rata sinking funds on many bonds and a combination of covenant and call protection features designed to better protect the holder against losses resulting from credit deterioration, reinvestment risk and fluctuations in interest rates. The relative disadvantages of privately-placed securities as compared to public securities include reduced liquidity and in some cases limited access to information. All of the privately-placed securities are rated as investment grade by either the NAIC or the Company's internal ratings. The Company determines the fair value of privately-placed fixed income securities based on discounted cash flows using current interest rates for similar securities.



     At December 31, 1996 and 1995, $194.2 million and $200.9 million, respectively, of the fixed income portfolio were invested in mortgage-backed securities ("MBS"). At December 31, 1996, all of the MBS were investment grade and approximately 81.6% have underlying collateral that is guaranteed by U.S. government entities, thus credit risk was minimal.



     MBS, however, are subject to interest rate risk as the duration and ultimate realized yield are affected by the rate of repayment of the underlying mortgages. The Company attempts to limit interest rate risk by purchasing MBS whose cost does not significantly exceed par value, and with repayment protection to provide a more certain cash flow to the Company. At December 31, 1996, the amortized cost of the MBS portfolio was below par value by $6.9 million and over 34% of the MBS portfolio was invested in planned amortization class bonds. This type of MBS is repaid over a predetermined time period, which is guaranteed to be met under most circumstances.



     The fixed income securities portfolio contained $31.5 million and $24.7 million of asset-backed securities ("ABS") at December 31, 1996 and 1995, respectively. ABS are subject to many of the same risks as MBS, but to a lesser degree because of the nature of the underlying assets. The Company attempts to mitigate these risks by primarily investing in highly-rated, publicly-traded, intermediate term ABS at par value. At December 31, 1996, the amortized cost of the ABS portfolio was below par value by $327 thousand.



     The Company closely monitors its fixed income portfolio for declines in value that are other than temporary. Securities are placed on non-accrual status when they are in default or when the receipt of interest payments is in doubt.



MORTGAGE LOANS



     The Company's $84.6 million investment in mortgage loans at December 31, 1996 is comprised primarily of loans secured by first mortgages on developed commercial real estate. Property type diversification is a key consideration used to manage the Company's mortgage loan risk.



     The Company closely monitors its commercial mortgage loan portfolio on a loan-by-loan basis. Loans with an estimated collateral value less than the loan balance, as well as loans with other characteristics indicative of a higher than normal credit risk, are reviewed by financial and investment management at least quarterly for purposes of establishing valuation allowances and placing loans on non-accrual status. The underlying collateral values are based upon discounted property cash flow projections, which are updated as conditions change or at least annually.



     In 1996, $8.6 million of commercial mortgage loans were contractually due. Of these, 20.3% were paid as due, and 79.7% were refinanced at prevailing market terms. For contractual maturities of the commercial mortgage loan portfolio as of December 31, 1996, and for loans that were not in foreclosure see Note 4 of the financial statements. The Company expects to continue to extend the maturity of certain maturing loans at prevailing interest rates where the borrower is unable to obtain financing elsewhere. Depending on the interest rate environment, some loans may not be able to be extended at prevailing market rates.



SHORT-TERM INVESTMENTS



     The Company's short-term investment portfolio was $25.9 million and $7.3 million at December 31, 1996 and 1995, respectively. The Company invests all available cash balances in taxable and tax-exempt short-term securities having a final maturity date or redemption date of one year or less.



FINANCIAL FUTURES CONTRACTS



     The Company uses financial futures contracts to reduce its exposure to interest rate risk on its investments as well as to improve asset/liability management. The Company does not hold or issue these instruments for trading purposes. At December 31, 1996, the Company had $6.7 million in notional amount of futures contracts outstanding, all of which mature within one year. The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial futures contracts. However, such nonperformance is not expected because the Company utilizes highly rated counterparties, establishes risk control limits and maintains ongoing monitoring procedures. In addition, futures contracts have limited off-balance-sheet credit risk as they are executed on organized exchanges and require security deposits, as well as the daily cash settlement of margins.



SEPARATE ACCOUNTS



     Separate Account balances increased 18.4% from $220.1 million at December 31, 1995 to $260.7 million at December 31, 1996 due to favorable investment performance of the Separate Account investment portfolios and sales of flexible premium deferred variable annuity contracts, partially offset by variable annuity contract surrenders and withdrawals.



RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS



     The reserve for life-contingent contract benefits increased 8.7% to $911.5 million at December 31, 1996, resulting primarily from the sales of structured settlement annuities with life contingencies.



LIQUIDITY AND CAPITAL RESOURCES



CAPITAL RESOURCES



     The NAIC has a standard for assessing the solvency of insurance companies, which is referred to as risk-based capital ("RBC"). The requirement consists of a formula for determining each insurer's RBC and a model law specifying regulatory actions if an insurer's RBC falls below specified levels. The RBC formula for life insurance companies establishes capital requirements relating to insurance risk, business risk, asset risk and interest rate risk. At December 31, 1996, RBC for the Company was significantly above levels which would require regulatory action.



FINANCIAL RATINGS AND STRENGTH



     Claims-paying ability ratings at December 31, 1996 assigned to the Company include AA+, A+(g) and Aa3 from Standard & Poor's, A.M. Best and Moody's, respectively.



LIQUIDITY



     The Company's principal sources of funds are premiums, deposits, and collections of principal and income from the investment portfolio. The primary uses of these funds are to purchase investments and pay policyholder claims, benefits, contract maturities and surrenders, and operating costs.



     Fixed income securities represent 91.7% of the Company's total investments. The maturity structure of these securities is managed to meet the anticipated cash flow requirements of the underlying liabilities. A portion of the Company's product portfolio, primarily fixed deferred annuities and universal life insurance policies, is subject to discretionary surrender and withdrawal by customers. Management believes its assets are sufficiently liquid to meet future obligations to its life and annuity policyholders, under various interest rate scenarios.



OTHER DEVELOPMENTS



     The initial draft of the NAIC's codification of statutory accounting practices will be distributed in March 1997 for a six-month public exposure period. Finalization of the codification is expected to occur in late 1997 or early 1998, with implementation tentatively planned for January 1, 1999. Due to the possible changes resulting from the public exposure of the codification, the potential impact to statutory surplus is not determinable at this time.



PENDING ACCOUNTING STANDARD



     In June 1996, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 125, "Accounting for Transfers of Financial Assets and Extinguishments of Liabilities." This standard distinguishes between transfers of financial assets as sales versus financing transactions based upon relinquishment of control and addresses the accounting for securitizations, securities lending, repurchase agreements and insubstance defeasance transactions. The requirements of this statement that were effective on January 1, 1997 were adopted and are not expected to have a material impact on the results of operations or financial position of the Company.


                                  COMPETITION


     The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities competing in the sale of insurance and annuities. There are approximately 1,700 stock, mutual and other types of insurers in business in the United States. Several independent rating agencies regularly evaluate life insurer's claims-paying ability, quality of investments and overall stability. A.M. Best Company assigns A+(g) to the Company. Under Best's rating policy and procedure, the Company is assigned the Best's rating of its parent Company, and the rating is based on the consolidated performance of the parent and its subsidiary. Standard & Poor's Insurance Rating Services assigns AA+ (Excellent) to the Company and Moody's assigns an Aa3 (Excellent) financial stability rating to the Company. These ratings do not relate to the investment performance of the Variable Account.

                                   EMPLOYEES


     As of December 31, 1996, the Company had approximately 82 employees at its home office in Farmingville, New York who work primarily on the Company's matters.


                                   PROPERTIES

     The Company occupies office space in Farmingville, New York which is owned by its parent company.

                          STATE AND FEDERAL REGULATION

     The insurance business of the Company is subject to comprehensive and detailed regulation and supervision in the State of New York. The laws of New York establish a supervisory agency with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with the supervisory agency and its operations and accounts are subject to examination by such agency at regular intervals.

     Under insurance guaranty fund law, for the State of New York, insurers doing business therein can be assessed up to prescribed limits for contract owner losses incurred as a result of company insolvencies. The amount of any future assessments on the Company under these laws cannot be reasonably estimated. These laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

     In addition, the State of New York regulates affiliated groups of insurers, such as the Company and its affiliates, under insurance holding company legislation. Under such laws, intercompany transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies.

     Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, controls on medical care costs, removal of barriers preventing banks from engaging in the securities and insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles, and proposed legislation to prohibit the use of gender in determining insurance and pension rates and benefits.

                EXECUTIVE OFFICERS AND DIRECTORS OF THE COMPANY

     The directors and executive officers are listed below, together with information as to their ages, dates of election and principal business occupations during the last five years (if other than their present business occupations).


LOUIS G. LOWER, II, 51, Chairman of the Board and President (1992)*



     Also Director (1986-Present) and Senior Vice President (1995-Present) of Allstate Insurance Company; Director (1991-Present) of Allstate Life Financial Services, Inc.; Director (1986-Present) and President (1990-Present) Allstate Life Insurance Company; Director (1983-Present) and Chairman of the Board (1990-Present) of Allstate Life Insurance Company of New York; Chairman of the Board of Directors and Chief Executive Officer (1995-Present), Chairman of the Board of Directors and President (1990-1995) of Glenbrook Life Insurance Company; Director (1992-Present), Chairman of the Board of Directors and Chief Executive Officer (1995-Present) of Glenbrook Life and Annuity Company; Director and Chairman of the Board (1995-Present) of Laughlin Group Holdings, Inc.; Director and Chairman of the Board of Directors and Chief Executive Officer (1989-Present) Lincoln Benefit Life Company; Chairman of the Board of Directors and Chief Executive Officer (1995-Present) of Northbrook Life Insurance Company; and Chairman of the Board of Directors and Chief Executive Officer (1995-Present) Surety Life Insurance Company.



MICHAEL J. VELOTTA, 50, Vice president, Secretary, General Counsel, and Director
(1993)*



     Also Director and Secretary (1993-Present) of Allstate Life Financial Services, Inc.; Director (1992-Present) Vice President, Secretary and General Counsel (1993-Present) Allstate Life Insurance Company; Director (1992-Present) Vice President, Secretary and General Counsel (1993-Present) Allstate Life Insurance Company of New York; Director (1992-Present) Vice President, Secretary and General Counsel (1993-Present) Glenbrook Life Insurance Company; Director (1992-Present) Vice President, Secretary and General Counsel (1993-Present) Glenbrook Life and Annuity Company; Director and Secretary (1995-Present) Laughlin Group Holdings, Inc.; Director (1992- Present) and Assistant Secretary (1995-Present) Lincoln Benefit Life Company; Director (1992-Present) Vice President,

Secretary and General Counsel (1993-Present) Northbrook Life Insurance Company; and Director and Assistant Secretary (1995-Present) Surety Life Insurance Company.



SHARMAINE M. MILLER, 42, Director and Chief Administrative Officer (1996)*



     Prior to 1996, she was a Department manager for Allstate Insurance Company.



PETER H. HECKMAN, 51, Vice President (1992)*



     Also Director and Vice President (1988-Present) of Allstate Life Insurance Company; Director (1990-1996), Vice President (1989-Present), Allstate Life Insurance Company of New York; Director (1991-1993) of Allstate Life Financial Services, Inc.; Director (1990-Present), President and Chief Operating Officer (1996-Present), and Vice President (1990-1996), Glenbrook Life Insurance Company; Director (1992-Present) President and Chief Operating Officer (1996-Present), and was Vice President (1995-1996), Glenbrook Life and Annuity Company; Director (1995-Present) and Vice Chairman of the Board (1996-Present) Laughlin Group Holdings, Inc.; Director (1990-Present) and Vice Chairman of the Board (1996-Present) Lincoln Benefit Life Company; Director (1988-Present) President and Chief Operating Officer (1996-Present), and was Vice President (1989-1996), Northbrook Life Insurance Company; and Director (1995-Present) and Vice Chairman of the Board (1996-Present) Surety Life Insurance Company



TIMOTHY H. PLOHG, 50, Vice President and Director (1995)*



     Also Assistant Vice President (1991-Present), Allstate Life Insurance Company, and Vice President and Director (1995-Present) Allstate Life Insurance Company of New York. Prior to 1995, he was Vice President of the Allstate Life Service Center; Assistant Vice President Sales, Regional Vice President.



KAREN C. GARDNER, 43, Vice President (1996)*



     Vice President (1996-Present) Allstate Insurance Company; Vice President (1996-Present) Allstate Life Insurance Company; Vice President (1996-Present) Allstate Life Insurance Company of New York; Vice President (1996-Present) Glenbrook Life Insurance Company; Vice President (1996-Present) Laughlin Group Holdings, Inc.; Assistant Vice President (1996-Present) Lincoln Benefit Life Company; Vice President (1996-Present) Northbrook Life Insurance Company; Assistant Vice President (1996-Present) Surety Life Insurance Company. Prior to 1996 she was a Partner (1975-1996) Ernst & Young LLP.



KEVIN R. SLAWIN, 39, Director and Vice President (1996)*



     Also Assistant Vice President and Assistant Treasurer (1995-1996) Allstate Insurance Company; Director (1996-Present) and Assistant Treasurer (1995-1996) Allstate Life Financial Services, Inc.; Director and Vice President (1996-Present) and Assistant Treasurer (1995-1996) Allstate Life Insurance Company; Director and Vice President (1996-Present) and Assistant Treasurer (1995-1996) Allstate Life Insurance Company of New York; Director and Vice President (1996-Present) and Assistant Treasurer (1995-1996) Glenbrook Life Insurance Company; Vice President (1996-Present) and Assistant Treasurer (1995-1996) Glenbrook Life and Annuity Company; Director (1996-Present) and Assistant Treasurer (1995-1996) Laughlin Group Holdings, Inc.; Director (1996-Present) Lincoln Benefit Life Company; Director and Vice President (1996-Present) and Assistant Treasurer (1995-1996) Northbrook Life Insurance Company; Director (1996-Present) Surety Life Insurance Company; Assistant Treasurer and Director (1994-1995) Sears Roebuck and Co.; and Treasurer and First Vice President (1986-1994) Sears Mortgage Corporation.



CASEY J. SYLLA, 53, Chief Investment Officer and Director (1995)*



     Also Director (1995-Present ) Senior Vice President and Chief Investment Officer (1995-Present) Allstate Insurance Company; Director (1995-Present) Chief Investment Officer (1995-Present) Allstate Life Insurance Company; Chief Investment Officer (1995-Present) Allstate Life Insurance Company of New York; Chief Investment Officer (1995-Present) Glenbrook Life Insurance Company; Chief Investment Officer (1995-Present) Glenbrook Life and Annuity Company; and Director and Chief Investment Officer (1995-Present) Northbrook Life Insurance Company. Prior to 1995 he was Senior Vice President and Executive Officer-Investments (1992-1995) of Northwestern Mutual Life Insurance Company.



JAMES P. ZILS, 46, Treasurer (1995)*



     Also Vice President and Treasurer (1995-Present) Allstate Insurance Company; Treasurer (1995-Present) Allstate Life Financial Services, Inc.; Treasurer (1995-Present) Allstate Life Insurance Company; Treasurer (1995-Present) Allstate Life Insurance Company of New York; Treasurer (1995-Present) Glenbrook Life Insurance Company; Treasurer (1995-Present) Glenbrook Life and Annuity Company; Treasurer (1995-Present) Laughlin Group Holdings, Inc. and Treasurer (1995-Present) Northbrook Life Insurance Company. Prior to 1995, he was Vice President of Allstate Life Insurance Company. Prior to 1993, he held various management positions.



MARCIA D. ALAZRAKI, 55, Director (1993)*



     Marcia D. Alazraki is an attorney practicing with the firm of Simpson, Thacher & Bartlett, New York, New York. Prior to 1991, she practiced with the firm of Shea & Gould, New York, New York.

JOSEPH F. CARLINO, 79, Director (1983)*



     Joseph F. Carlino is a self-employed practicing attorney in Mineola, New York.



CLEVELAND JOHNSON, JR., 61, Director (1983)*



     Cleveland Johnson, Jr. is currently a Business Development Advocate for the Town of Islip, Division of Economic Development. Previously he was a Vice president with State University of New York in Farmingdale, New York.



PHILLIP E. LAWSON, 43, Director (1994)*



     Phillip E. Lawson is also a Regional Vice President of Allstate Insurance Company. Prior to 1990, he was a Director of Allstate Insurance Company.



GERARD F. MCDERMOTT, 50, Director (1995)*



     Gerard F. McDermott is also a Regional Vice President of Allstate Insurance Company. Prior to 1992, he held various management positions.



JOSEPH P. MCFADDEN, 57, Director (1992)*



     Joseph P. McFadden is also a Territorial Vice President of Allstate Insurance Company. Prior to 1992, he was a Claim Vice President of Allstate Insurance Company.



JOHN R. RABEN, JR., 51, Director (1988)*



     John R. Raben, Jr. is also Vice President & Municipal Bond/Public Finance Liaison with J.P. Morgan Securities, Inc.



THEODORE A. SCHNELL, 48, ASSISTANT VICE PRESIDENT AND DIRECTOR (1995)*



     Theodore A. Schnell is also Assistant Vice President, Assistant Secretary and Assistant Treasurer (1989-Present) Allstate Life Insurance Company; Assistant Treasurer (1990-Present), Glenbrook Life Insurance Company; Assistant Treasurer (1992-Present) Glenbrook Life and Annuity Company; Director (1987-Present) Lincoln Benefit Life Company; Assistant Vice President, Assistant Secretary and Assistant Treasurer (1989-Present) Northbrook Life Insurance Company and Director (1995-Present) Surety Life Insurance Company.



SALLY A. SLACKE, 63, (Director) (1983)*



     Sally A. Slacke is also President of Slacke Test Boring, Inc.


------------


     *Date elected/appointed to current office.

                             EXECUTIVE COMPENSATION


     Executive officers of the Company also serve as officers of its parent company and receive no compensation directly from the Company. Some of the officers also serve as officers of other companies affiliated with the Company. Allocations have been made as to each individual's time devoted to his or her duties as an executive officer of the Company. However, no officer's compensation allocated to the Company exceeded $100,000 in 1996. The allocated cash compensation of all officers of the Company as a group for services rendered in all capacities to the Company during 1996 totaled $61,330.32. Directors of the Company receive no compensation in addition to their compensation as employees of the Company.


                           SUMMARY COMPENSATION TABLE


                                                                        LONG TERM COMPENSATION
                                                               ----------------------------------------
                                     ANNUAL COMPENSATION          AWARDS       PAYOUTS
                                  --------------------------   ------------   ----------
              (A)                 (B)      (C)        (D)                        (F)
                                                                   (E)        SECURITIES       (G)          (H)          (I)
                                                               OTHER ANNUAL   RESTRICTED    UNDERLYING      LTIP      ALL OTHER
                                          SALARY     BONUS     COMPENSATION     STOCK      OPTIONS/SARS   PAYOUTS    COMPENSATION
  NAME AND PRINCIPAL POSITION     YEAR     ($)        ($)          ($)         AWARD(S)        (#)          ($)          ($)
  ---------------------------     ----   --------   --------   ------------   ----------   ------------   --------   ------------
Louis G. Lower, II.............   1996   $436,800   $246,781     $10,246              0      $18,258             0    $5,250(1)
  President and Chairman          1995   $416,000   $266,175     $17,044       $199,890          N/A      $411,122    $5,250(1)
  of the Board of Directors       1994   $389,050   $ 43,973     $26,990       $170,660          N/A             0    $1,890(1)
James J. Brazda(2).............   1995   $115,870   $ 27,808     $   175              0          N/A             0    $5,761(3)
  Chief Administrative Officer
    and Director                  1994   $108,195   $ 21,707           0       $ 16,935          N/A             0    $1,608(3)


------------

(1) Amount received by Mr. Lower which represents the value allocated to his account from employer contributions under The Savings and Profit Sharing Fund of Allstate Employees and prior to 1996, to The Profit Sharing Fund and to its predecessor, The Savings and Profit Sharing Fund of Sears employees.


(2) Mr. Brazda no longer serves in this capacity for Allstate Life Insurance Company of New York.

(3) Amount received by Mr. Brazda which represents the value allocated to his account from employer contributions under The Profit Sharing Fund and to its predecessor, The Savings and Profit Sharing Fund of Sears employees.

     Shares of the Company are not directly owned by any director or officer of the Company. The percentage of shares of The Allstate Corporation beneficially owned by any director, and by all directors and officers of the Company as a group, does not exceed one percent of the class outstanding.

                               LEGAL PROCEEDINGS

     From time to time the Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary damages are asserted. Management, after consultation with legal counsel, does not anticipate the ultimate liability arising from such pending or threatened litigation to have a material effect on the financial condition of the Company.

                                    EXPERTS


     The financial statements of the Variable Account incorporated by reference in this prospectus, and the financial statements and financial statement schedules of the Company included in this prospectus have been audited by Deloitte & Touche LLP, Two Prudential Plaza, 180 North Stetson Avenue, Chicago, Illinois, 60601-6779, independent auditors, as stated in their reports appearing herein and incorporated by reference in this prospectus, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.


                                 LEGAL MATTERS


     Sutherland, Asbill & Brennan, L.L.P., of Washington, D.C., has provided advice on certain legal matters relating to the federal securities laws applicable to the issue and sale of the Contracts. All matters of New York law pertaining to the Contracts, including the validity of the Contracts and the Company's right to issue such Contracts under New York insurance law, have been passed upon by Michael J. Velotta, General Counsel of the Company.

                          INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK:


     We have audited the accompanying Statements of Financial Position of Allstate Life Insurance Company of New York (the "Company") as of December 31, 1996 and 1995, and the related Statements of Operations, Shareholder's Equity and Cash Flows for each of the three years in the period ended December 31, 1996. Our audits also included Schedule IV -- Reinsurance and Schedule V -- Valuation and Qualifying Accounts. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.


     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


     In our opinion, such financial statements present fairly, in all material respects, the financial position of Allstate Life Insurance Company of New York as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles. Also, in our opinion,
Schedule IV -- Reinsurance and Schedule V -- Valuation and Qualifying Accounts, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.



/s/ Deloitte & Touche LLP



Chicago, Illinois
February 21, 1997

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                        STATEMENTS OF FINANCIAL POSITION

                                                                      DECEMBER 31,
                                                                ------------------------
                                                                   1996          1995
                                                                ----------    ----------
                                                                    ($ IN THOUSANDS)
Assets
  Investments
     Fixed income securities, at fair value (amortized cost
      $1,378,155 and $1,219,418)............................    $1,500,783    $1,424,893
     Mortgage loans.........................................        84,657        86,394
     Policy loans...........................................        25,359        22,785
     Short-term.............................................        25,855         7,257
                                                                ----------    ----------
          Total investments.................................     1,636,654     1,541,329
  Deferred acquisition costs................................        61,559        53,944
  Accrued investment income.................................        20,321        18,828
  Reinsurance recoverables..................................         2,566         3,331
  Cash......................................................         1,027         1,472
  Other assets..............................................         7,489         3,924
  Separate Accounts.........................................       260,668       220,141
                                                                ----------    ----------
          Total assets......................................    $1,990,284    $1,842,969
                                                                ==========    ==========
Liabilities
  Reserve for life-contingent contract benefits.............    $  911,457    $  838,739
  Contractholder funds......................................       572,480       499,548
  Deferred income taxes.....................................         3,692        23,659
  Other liabilities and accrued expenses....................         6,405         8,950
  Net payable to affiliates.................................         2,515         1,865
  Separate Accounts.........................................       260,668       220,141
                                                                ----------    ----------
          Total liabilities.................................     1,757,217     1,592,902
                                                                ----------    ----------
Shareholder's equity
  Common stock, $25 par value, 80,000 shares authorized,
     issued and outstanding.................................         2,000         2,000
  Additional capital paid-in................................        45,787        45,787
  Unrealized net capital gains..............................        36,852        74,413
  Retained income...........................................       148,428       127,867
                                                                ----------    ----------
          Total shareholder's equity........................       233,067       250,067
                                                                ----------    ----------
          Total liabilities and shareholder's equity........    $1,990,284    $1,842,969
                                                                ==========    ==========

                            STATEMENTS OF OPERATIONS

                                                                    YEAR ENDED DECEMBER 31,
                                                                --------------------------------
                                                                  1996        1995        1994
                                                                --------    --------    --------
                                                                        ($ IN THOUSANDS)
Revenues
  Life and annuity premiums (net of reinsurance ceded of
     $2,273, $2,147 and $2,198).............................    $ 91,825    $126,713    $ 70,070
  Contract charges..........................................      25,281      21,603      18,490
  Net investment income.....................................     112,862     104,384      96,911
  Realized capital gains and losses.........................      (1,581)     (1,846)        778
                                                                --------    --------    --------
                                                                 228,387     250,854     186,249
                                                                --------    --------    --------
Costs and expenses
  Life and annuity contract benefits (net of reinsurance
     recoveries of $2,827, $1,581 and $1,860)...............     172,772     198,055     137,434
  Amortization of deferred acquisition costs................       6,512       5,502       3,875
  Operating costs and expenses..............................      16,874      17,864      16,330
  Early retirement program..................................          --          --       1,210
                                                                --------    --------    --------
                                                                 196,158     221,421     158,849
                                                                --------    --------    --------
Income from operations before income tax expense............      32,229      29,433      27,400
Income tax expense..........................................      11,668       9,911       9,179
                                                                --------    --------    --------
Net income..................................................    $ 20,561    $ 19,522    $ 18,221
                                                                ========    ========    ========

                       See notes to financial statements.

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                       STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                      YEAR ENDED DECEMBER 31,
                                                                ------------------------------------
                                                                  1996          1995          1994
                                                                --------      --------      --------
                                                                          ($ IN THOUSANDS)
Common Stock................................................    $  2,000      $  2,000      $  2,000
                                                                --------      --------      --------
Additional capital paid-in..................................      45,787        45,787        45,787
                                                                --------      --------      --------
Unrealized net capital gains and losses
  Balance, beginning of year................................      74,413        (6,891)       25,391
  Net (decrease) increase...................................     (37,561)       81,304       (32,282)
                                                                --------      --------      --------
Balance, end of year........................................      36,852        74,413        (6,891)
                                                                --------      --------      --------
Retained income
  Balance, beginning of year................................     127,867       108,345        90,124
  Net income................................................      20,561        19,522        18,221
                                                                --------      --------      --------
Balance, end of year........................................     148,428       127,867       108,345
                                                                --------      --------      --------
     Total shareholder's equity.............................    $233,067      $250,067      $149,241
                                                                ========      ========      ========

                            STATEMENTS OF CASH FLOWS

                                                                      YEAR ENDED DECEMBER 31,
                                                                -----------------------------------
                                                                  1996         1995         1994
                                                                ---------    ---------    ---------
                                                                         ($ IN THOUSANDS)
Cash flows from operating activities
  Net income................................................    $  20,561    $  19,522    $  18,221
  Adjustments to reconcile net income to net cash provided
     by operating activities
     Depreciation, amortization and other non-cash items....      (26,172)     (22,348)     (18,969)
     Realized capital gains and losses......................        1,581        1,846         (778)
     Interest credited to contractholder funds..............       25,817       26,924       27,233
     Increase in life-contingent contract benefits and
      contractholder funds..................................       75,217      103,513       55,233
     Increase in deferred acquisition costs.................       (6,859)      (5,537)      (6,850)
     Increase in accrued investment income..................       (1,493)      (2,497)        (102)
     Change in deferred income taxes........................          257       (2,677)      (5,993)
     Changes in other operating assets and liabilities......       (4,234)       3,897      (18,082)
                                                                ---------    ---------    ---------
       Net cash provided by operating activities............       84,675      122,643       49,913
                                                                ---------    ---------    ---------
Cash flows from investing activities
  Proceeds from sales of fixed income securities............       28,454       13,526       49,903
  Investment collections
     Fixed income securities available for sale.............       72,751       30,871       54,796
     Fixed income securities held to maturity...............           --        3,067       17,186
     Mortgage loans.........................................       12,508        6,499        9,744
  Investment purchases
     Fixed income securities available for sale.............     (236,252)    (142,205)    (137,684)
     Fixed income securities held to maturity...............           --      (32,046)     (38,709)
     Mortgage loans.........................................      (10,325)      (9,864)     (10,132)
  Change in short-term investments, net.....................      (18,598)         (45)      41,528
  Change in policy loans, net...............................       (2,574)        (859)      (2,133)
                                                                ---------    ---------    ---------
       Net cash used in investing activities................     (154,036)    (131,056)     (15,501)
                                                                ---------    ---------    ---------
Cash flows from financing activities
  Contractholder fund deposits..............................      115,420       76,534       57,468
  Contractholder fund withdrawals...........................      (46,504)     (68,412)     (92,574)
                                                                ---------    ---------    ---------
       Net cash provided by (used in) financing
        activities..........................................       68,916        8,122      (35,106)
                                                                ---------    ---------    ---------
Net decrease in cash........................................         (445)        (291)        (694)
Cash at beginning of year...................................        1,472        1,763        2,457
                                                                ---------    ---------    ---------
Cash at end of year.........................................    $   1,027    $   1,472    $   1,763
                                                                =========    =========    =========

                       See notes to financial statements.

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

                                ($ IN THOUSANDS)

1.   GENERAL

BASIS OF PRESENTATION

     The accompanying financial statements include the accounts of Allstate Life Insurance Company of New York (the "Company"). The Company is wholly owned by a wholly owned subsidiary ("Parent") of Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). On June 30, 1995, Sears, Roebuck and Co. ("Sears") distributed its 80.3% ownership in the Corporation to Sears common shareholders through a tax-free dividend (the "Distribution"). These financial statements have been prepared in conformity with generally accepted accounting principles.

     To conform with the 1996 presentation, certain items in the prior years' financial statements and notes have been reclassified.

NATURE OF OPERATIONS

     The Company markets a broad line of life insurance and annuity products in the State of New York. Life insurance includes traditional products such as whole life and term life insurance, as well as universal life and other interest-sensitive life products. Annuities include deferred annuities, such as variable annuities and fixed rate single and flexible premium annuities, and immediate annuities such as structured settlement annuities. The Company distributes its products using a combination of Allstate agents, banks and other financial institutions, brokers and direct response marketing.

     Structured settlement annuity contracts issued by the Company are long-term in nature and involve fixed guarantees relating to the amount and timing of benefit payments. In addition, single and flexible premium deferred annuity contracts issued by the Company are subject to discretionary withdrawal or surrender by the contractholder, subject to applicable surrender charges. In a low interest rate environment, funds from maturing investments, particularly those supporting long-term structured settlement annuity obligations, may be reinvested at substantially lower interest rates than those which prevailed when the funds were previously invested.

     The Company utilizes various modeling techniques in managing the relationship between assets and liabilities. The fixed income securities supporting the Company's obligations have been selected to meet, to the extent possible, the anticipated cash flow requirements of the related liabilities. The Company employs strategies to minimize its exposure to interest rate risk and to maintain investments which are sufficiently liquid to meet obligations to contractholders in various interest rate scenarios.

     The Company monitors economic and regulatory developments which have the potential to impact its business. There continues to be proposed federal legislation and regulation that would allow banks greater participation in securities and insurance businesses, which could present an increased level of competition for sales of the Company's annuity contracts. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes which lessen these incentives are likely to negatively impact the market for these products.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

     Fixed income securities include bonds and mortgage-backed and asset-backed securities. All fixed income securities are carried at fair value and may be sold prior to their contractual maturity ("available for sale"). The difference between amortized cost and fair value, net of deferred income taxes, certain deferred acquisition costs and reserves for life-contingent contract benefits, is reflected as a component of shareholder's equity. Provisions are recognized for declines in the value of fixed income securities that are other than temporary. Such writedowns are included in realized capital gains and losses.

     Mortgage loans are carried at outstanding principal balance, net of unamortized premium or discount and valuation allowances. Valuation allowances are established for impaired loans when it is probable that contractual principal and interest will not be collected. Valuation allowances for impaired loans reduce the carrying value to the fair value of the collateral or the present value of the loan's expected future repayment cash flows discounted at the loan's original effective interest rate. Valuation allowances on loans not considered to be impaired are established based on consideration of the underlying collateral, borrower financial strength, current and expected future market conditions and other factors.

     Short-term investments are carried at cost which approximates fair value. Policy loans are carried at the unpaid principal balances.

     Investment income consists primarily of interest, which is recognized on an accrual basis. Interest income on mortgage-backed and asset-backed securities is determined on the effective yield method, based on estimated principal repayments. Accrual of income is suspended for fixed income securities and mortgage loans that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis.

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

                                ($ IN THOUSANDS)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
DERIVATIVE FINANCIAL INSTRUMENTS

     The Company utilizes futures contracts which are derivative financial instruments. When futures meet specific criteria they may be designated as accounting hedges and accounted for on a deferral basis, depending upon the nature of the hedge strategy, and the method used to account for the hedged item.

     If, subsequent to entering into a hedge transaction, the future becomes ineffective (including if the hedged item is sold or otherwise extinguished or the occurrence of a hedged anticipatory transaction is no longer probable), the Company terminates the derivative position. Gains and losses on these terminations are reported in realized capital gains and losses in the period they occur. The Company may also terminate the derivatives as a result of other events or circumstances. Gains and losses on these terminations are either deferred and amortized over the remaining life of the hedged item or are reported in shareholder's equity, consistent with the accounting for the hedged item.

     When the Company uses futures as hedging instruments, the derivative must reduce the primary market risk exposure on an enterprise basis in conjunction with the hedge strategy; be designated as a hedge at the inception of the transaction; and be highly correlated with the fair value of, or interest income or expense associated with, the hedged item at inception and throughout the hedge period.

     Under deferral accounting, gains and losses on derivatives are deferred on the statement of financial position and recognized in earnings in conjunction with earnings on the hedged item. The Company accounts for interest rate futures as hedges using deferral accounting for anticipatory investment purchases and sales when the criteria discussed above are met. In addition, anticipated transactions must be probable of occurrence and their significant terms and characteristics identified.

     Changes in fair values of these derivatives are initially deferred as other liabilities and accrued expenses. Once the anticipated transaction occurs, the deferred gains or losses are considered part of the cost basis of the asset and reported net of tax in shareholder's equity or recognized as a gain or loss from disposition of the asset, as appropriate. The Company reports initial margin deposits on futures in short-term investments. Fees and commissions paid on these derivatives are also deferred as an adjustment to the carrying value of the hedged item.

RECOGNITION OF PREMIUM REVENUES AND CONTRACT CHARGES

     Premiums for traditional life insurance are recognized as revenue when due. Accident and disability premiums are earned on a pro rata basis over the policy period. Revenues on interest-sensitive life insurance contracts are comprised of contract charges and fees, and are recognized when assessed against the policyholder account balance. Revenues on investment contracts include contract charges and fees for contract administration and surrenders. These revenues are recognized when levied against the contract balances. Gross premium in excess of the net premium on limited payment contracts, primarily structured settlement annuities when sold with life contingencies, are deferred and recognized over the contract period.

REINSURANCE

     Certain premiums and contract benefits are ceded and reflected net of such cessions in the statements of operations. Reinsurance recoverable and the related reserves for life-contingent contract benefits are reported separately in the statements of financial position. The Company continues to have primary liability as the direct insurer for risks reinsured.

DEFERRED ACQUISITION COSTS

     Certain costs of acquiring life and annuity business, principally agents' remuneration, premium taxes, certain underwriting costs and direct mail solicitation expenses are deferred and amortized to income. For traditional life, limited payment contracts and accident and disability, these costs are amortized in proportion to the estimated revenues on such business. For interest-sensitive life insurance and investment contracts, the costs are amortized in relation to the present value of estimated gross profits on such business. Changes in the amount or timing of estimated gross profits will result in adjustments in the cumulative amortization of these costs. To the extent that unrealized gains or losses on fixed income securities carried at fair value would result in an adjustment of deferred acquisition costs had those gains or losses actually been realized, the related unamortized deferred acquisition costs are recorded as a reduction of the unrealized gains or losses included in shareholder's equity.

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

                                ($ IN THOUSANDS)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
INCOME TAXES

     The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities and the enacted tax regulations. The principal assets and liabilities giving rise to such differences are insurance reserves and deferred acquisition costs. Deferred income taxes also arise from unrealized capital gains or losses on fixed income securities carried at fair value.

SEPARATE ACCOUNTS

     The Company issues flexible premium deferred variable annuity contracts, the assets and liabilities of which are legally segregated and reflected in the accompanying statements of financial position as assets and liabilities of the Separate Accounts. Assets and liabilities of the Separate Accounts represent funds of Allstate Life of New York Variable Annuity Account, Allstate Life of New York Variable Annuity Account II and Allstate Life of New York Separate Account A ("Separate Accounts"), unit investment trusts registered with the Securities and Exchange Commission.

     Assets of the Separate Accounts are invested in funds of management investment companies, and are carried at fair value. Investment income and realized capital gains and losses of the Separate Accounts accrue directly to the contractholders and, therefore, are not included in the Company's statements of operations. Revenues to the Company from the Separate Accounts consist of contract maintenance fees, administration fees and mortality and expense risk charges.

RESERVES FOR LIFE-CONTINGENT CONTRACT BENEFITS

     The reserve for life-contingent contract benefits, which relates to traditional life insurance, group annuities and structured settlement annuities with life contingencies, disability insurance and accident insurance, is computed on the basis of assumptions as to future investment yields, mortality, morbidity, terminations and expenses. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by such characteristics as type of coverage, year of issue and policy duration. Reserve interest rates ranged from 4.0% to 9.51% during 1996. To the extent that unrealized gains on available for sale securities would result in a premium deficiency had those gains actually been realized, the related increase in reserves is recorded as a reduction of the unrealized gains included in shareholder's equity.

CONTRACTHOLDER FUNDS

     Contractholder funds arise from the issuance of individual or group contracts that include an investment component, including most annuities and interest-sensitive life insurance contracts. Payments received are recorded as interest-bearing liabilities. Contractholder funds are equal to deposits received and interest credited to the benefit of the contractholder less withdrawals, mortality charges and administrative expenses. Credited interest rates on contractholder funds ranged from 3.1% to 9.75% for those contracts with fixed interest rates and from 3.55% to 8.42% for those with flexible rates during 1996.

OFF-BALANCE-SHEET FINANCIAL INSTRUMENTS

     Commitments to extend mortgage loans have only off-balance-sheet risk because their contractual amounts are not recorded in the Company's statements of financial position.

USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3.   RELATED PARTY TRANSACTIONS

REINSURANCE


     The Company cedes business to the Parent under reinsurance treaties to limit aggregate and single exposures on large risks. Premiums and policy benefits ceded totaled $1,383 and $1,662 in 1996, $1,259 and $278 in 1995, and $1,181 and $1,877 in 1994, respectively. Included in the reinsurance recoverable at December 31, 1996 and 1995 are amounts due from the Parent of $965 and $1,212.

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

                                ($ IN THOUSANDS)

3.   RELATED PARTY TRANSACTIONS (CONTINUED)
STRUCTURED SETTLEMENT ANNUITIES

     AIC, through an affiliate, purchased $15,610, $11,243, and $7,568 of structured settlement annuities from the Company in 1996, 1995 and 1994, respectively. Of these amounts, $8,517, $4,164 and $1,221 relate to structured settlement annuities with life contingencies and are included in premium income in 1996, 1995 and 1994, respectively. Additionally, the reserve for life-contingent contract benefits was increased by approximately 94% of such premium received in each of these years.

BUSINESS OPERATIONS

     The Company utilizes services and business facilities owned or leased, and operated by AIC in conducting its business activities. The Company reimburses AIC for the operating expenses incurred by AIC on its behalf. The cost to the Company is determined by various allocation methods and is primarily related to the level of the services provided. Expenses allocated to the Company were $23,134, $21,288 and $17,320 in 1996, 1995 and 1994, respectively. A portion of these expenses related to the acquisition of life and annuity business is deferred and amortized over the contract period.

4.   INVESTMENTS

FAIR VALUES

     The amortized cost, gross unrealized gains and losses and fair value for fixed income securities are as follows:

                                                                                GROSS
                                                                              UNREALIZED
                                                             AMORTIZED    ------------------      FAIR
                                                                COST       GAINS     LOSSES      VALUE
                                                             ----------   --------   -------   ----------
AT DECEMBER 31, 1996
U.S. government and agencies...............................  $  387,806   $ 54,349   $(2,642)  $  439,513
Municipal..................................................      36,158      1,883      (406)      37,635
Corporate..................................................     734,500     68,022    (4,592)     797,930
Mortgage-backed securities.................................     188,480      6,793    (1,106)     194,167
Asset-backed securities....................................      31,211        394       (67)      31,538
                                                             ----------   --------   -------   ----------
  Total fixed income securities............................  $1,378,155   $131,441   $(8,813)  $1,500,783
                                                             ==========   ========   =======   ==========
AT DECEMBER 31, 1995
U.S. government and agencies...............................  $  336,331   $ 99,750   $  (526)  $  435,555
Municipal..................................................      36,002      2,831       (92)      38,741
Corporate..................................................     633,731     92,073      (767)     725,037
Mortgage-backed securities.................................     189,436     11,600      (164)     200,872
Asset-backed securities....................................      23,918        770     --          24,688
                                                             ----------   --------   -------   ----------
  Total fixed income securities............................  $1,219,418   $207,024   $(1,549)  $1,424,893
                                                             ==========   ========   =======   ==========

SCHEDULED MATURITIES

     The scheduled maturities for fixed income securities are as follows at December 31, 1996:

                                                              AMORTIZED       FAIR
                                                                 COST        VALUE
                                                              ----------   ----------
Due in one year or less.....................................  $   16,350   $   16,842
Due after one year through five years.......................      85,776       89,809
Due after five years through ten years......................     228,717      240,079
Due after ten years.........................................     827,621      928,348
                                                              ----------   ----------
                                                               1,158,464    1,275,078
Mortgage-backed and asset-backed securities.................     219,691      225,705
                                                              ----------   ----------
  Total.....................................................  $1,378,155   $1,500,783
                                                              ==========   ==========

     Actual maturities may differ from those scheduled as a result of prepayments by the issuers.

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

                                ($ IN THOUSANDS)

4.   INVESTMENTS (CONTINUED)
NET INVESTMENT INCOME

                                                                 YEAR ENDED DECEMBER 31,
                                                              -----------------------------
                                                                1996       1995      1994
                                                              --------   --------   -------
Fixed income securities.....................................  $104,583   $ 95,212   $88,149
Mortgage loans..............................................     7,113      7,999     8,092
Other.......................................................     2,942      2,744     2,246
                                                              --------   --------   -------
  Investment income, before expense.........................   114,638    105,955    98,487
  Investment expense........................................     1,776      1,571     1,576
                                                              --------   --------   -------
  Net investment income.....................................  $112,862   $104,384   $96,911
                                                              ========   ========   =======

REALIZED CAPITAL GAINS AND LOSSES

                                                                  YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                               1996         1995         1994
                                                              -------      -------      ------
Fixed income securities.....................................  $(1,522)     $   422      $1,570
Mortgage loans..............................................      (59)      (2,268)       (792)
                                                              -------      -------      ------
  Realized capital losses and gains.........................   (1,581)      (1,846)        778
  Income taxes..............................................     (553)        (646)        272
                                                              -------      -------      ------
  Realized capital losses and gains, after tax..............  $(1,028)     $(1,200)     $  506
                                                              =======      =======      ======

PROCEEDS FROM SALES OF FIXED INCOME SECURITIES

     Proceeds from sales of investments in fixed income securities were $28,454, $13,526 and $49,903 in 1996, 1995 and 1994, respectively. Gross gains of $480,
$172 and $1,743 and gross losses of $2,308, $105 and $973 were realized on sales of fixed income securities during 1996, 1995 and 1994, respectively.

UNREALIZED NET CAPITAL GAINS

     Unrealized net capital gains on fixed income securities included in shareholder's equity at December 31, 1996 are as follows:

                                                                COST/                   UNREALIZED
                                                              AMORTIZED       FAIR         NET
                                                                 COST        VALUE        GAINS
                                                              ----------   ----------   ----------
Fixed income securities.....................................  $1,378,155   $1,500,783    $122,628
                                                              ==========   ==========
Reserves for life insurance policy benefits.................                              (65,300)
Deferred income taxes.......................................                              (19,844)
Deferred acquisition costs and other........................                                 (632)
                                                                                         --------
  Unrealized net capital gains..............................                             $ 36,852
                                                                                         ========

CHANGE IN UNREALIZED NET CAPITAL GAINS

                                                                    YEAR ENDED DECEMBER 31,
                                                              ------------------------------------
                                                                1996          1995          1994
                                                              --------      --------      --------
Fixed income securities.....................................  $(82,847)     $216,975      $(52,740)
Reserves for life insurance policy benefits.................    24,300       (89,600)        --
Deferred income taxes.......................................    20,224       (43,779)       17,382
Deferred acquisition costs and other........................       762        (2,292)        3,076
                                                              --------      --------      --------
  Change in unrealized net capital gains....................  $(37,561)     $ 81,304      $(32,282)
                                                              ========      ========      ========

INVESTMENT LOSS PROVISIONS AND VALUATION ALLOWANCES

     Pretax provisions for investment losses, principally relating to other than temporary declines in value on fixed income securities and valuation allowances on mortgage loans were $208, $2,448 and $627 in 1996, 1995 and 1994, respectively.

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

                                ($ IN THOUSANDS)

4.   INVESTMENTS (CONTINUED)
MORTGAGE LOAN IMPAIRMENT

     A mortgage loan is impaired when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement.

     The Company had no impaired loans at December 31, 1996. The net carrying value of impaired loans at December 31, 1995 was $9,647, measured at the fair value of the collateral. The total investment in impaired mortgage loans before valuation allowance at December 31, 1995 was $11,581 and the related allowance on these impaired loans was $1,934.

     Activity in the valuation allowance for all mortgage loans for the years ended December 31, 1996 and 1995 is summarized as follows:

                                                               1996      1995
                                                              -------   -------
Balance at January 1........................................  $ 1,952   $ 1,179
  Additions.................................................      207     1,930
  Direct write-downs........................................   (1,934)   (1,157)
                                                              -------   -------
Balance at December 31......................................  $   225   $ 1,952
                                                              =======   =======

     Interest income is recognized on a cash basis for impaired loans carried at the fair value of the collateral, beginning at the time of impairment. For other impaired loans, interest is accrued based on the net carrying value. The Company recognized interest income of $281 and $1,398 on impaired loans during 1996 and 1995, respectively, of which $281 and $1,194 was received in cash during 1996 and 1995, respectively. The average recorded investment in impaired loans was $5,154 and $8,900 during 1996 and 1995, respectively.

INVESTMENT CONCENTRATION FOR MUNICIPAL BOND AND COMMERCIAL MORTGAGE PORTFOLIOS AND OTHER INVESTMENT INFORMATION

     The Company maintains a diversified portfolio of municipal bonds. The largest concentrations in the portfolio are presented below. Except for the following, holdings in no other state exceeded 2.7% of the carrying value of the portfolio at December 31, 1996:

                                                                 AT DECEMBER 31,
                                                              ---------------------
                                                              1996            1995
                                                              -----           -----
                                                              (% OF MUNICIPAL BOND
                                                               PORTFOLIO CARRYING
                                                                     VALUE)
Ohio........................................................  25.9%            26.8%
California..................................................  24.3             23.1
Illinois....................................................  19.0             19.7
Maryland....................................................   7.8              7.6
Maine.......................................................   5.7              5.7
New York....................................................   5.3              5.3
Minnesota...................................................   5.3              5.2

     The Company's mortgage loans are collateralized by a variety of commercial real estate property types located throughout the United States. Substantially all of the commercial mortgage loans are non-recourse to the borrower. The states with the largest portion of the commercial mortgage loan portfolio are as listed below. Except for the following, holdings in no other state exceed 2.3% of the portfolio at December 31, 1996:

                                                                  AT DECEMBER 31,
                                                                -------------------
                                                                1996           1995
                                                                ----           ----
                                                                 (% OF COMMERCIAL
                                                                MORTGAGE PORTFOLIO
                                                                  CARRYING VALUE)
California..................................................    49.1%          56.7%
Illinois....................................................    21.3           22.9
New York....................................................    21.1           11.1

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

                                ($ IN THOUSANDS)

4.   INVESTMENTS (CONTINUED)
     The types of properties collateralizing the commercial mortgage loans are as follows:

                                                                 AT DECEMBER 31,
                                                              ---------------------
                                                              1996            1995
                                                              -----           -----
                                                                (% OF COMMERCIAL
                                                               MORTGAGE PORTFOLIO
                                                                 CARRYING VALUE)
Retail......................................................   39.1%           39.5%
Warehouse...................................................   24.2            32.1
Apartment complex...........................................   14.6             4.5
Office buildings............................................   14.3            16.0
Industrial..................................................    6.8             6.9
Other.......................................................    1.0             1.0
                                                              -----           -----
                                                              100.0%          100.0%
                                                              =====           =====

SECURITIES ON DEPOSIT

     At December 31, 1996, fixed income securities with a carrying value of $1,829 were on deposit with regulatory authorities as required by law.

5.   FINANCIAL INSTRUMENTS

     In the normal course of business, the Company invests in various financial assets, incurs various financial liabilities and enters into agreements involving derivative financial instruments and other off-balance-sheet financial instruments. The fair value estimates of financial instruments presented below are not necessarily indicative of the amounts the Company might pay or receive in actual market transactions. Potential taxes and other transaction costs have not been considered in estimating fair value. The disclosures that follow do not reflect the fair value of the Company as a whole since a number of the Company's significant assets (including deferred acquisition costs and reinsurance recoverables) and liabilities (including reserve for life-contingent contract benefits and deferred income taxes) are not considered financial instruments and are not carried at fair value. Other assets and liabilities considered financial instruments, including accrued investment income and cash, are generally of a short-term nature. It is assumed that their carrying value approximates fair value.

FINANCIAL ASSETS

                                                               CARRYING       FAIR
                                                                VALUE        VALUE
                                                              ----------   ----------
AT DECEMBER 31, 1996
Fixed income securities.....................................  $1,500,783   $1,500,783
Mortgage loans..............................................      84,657       83,789
Short-term investments......................................      25,855       25,855
Policy loans................................................      25,359       25,359
Separate Accounts...........................................     260,668      260,668
AT DECEMBER 31, 1995
Fixed income securities.....................................  $1,424,893   $1,424,893
Mortgage loans..............................................      86,394       89,517
Short-term investments......................................       7,257        7,257
Policy loans................................................      22,785       22,785
Separate Accounts...........................................     220,141      220,141

     Carrying value and fair value include the effects of derivative financial instruments where applicable.

     Fair values for fixed income securities are based on quoted market prices where available. Non-quoted securities are valued based on discounted cash flows using current interest rates for similar securities. Mortgage loans are valued based on discounted contractual cash flows. Discount rates are selected using current rates at which similar loans would be made to borrowers with similar characteristics, using similar properties as collateral. Loans that exceed 100% loan-to-value are valued at the estimated fair value of the

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

                                ($ IN THOUSANDS)

5.   FINANCIAL INSTRUMENTS (CONTINUED)
underlying collateral. Short-term investments are highly liquid investments with maturities of less than one year whose carrying value approximates fair value. The carrying value of policy loans approximates its fair value. Assets of the Separate Accounts are carried in the statements of financial position at fair value.

FINANCIAL LIABILITIES

                                                              CARRYING     FAIR
                                                               VALUE      VALUE
                                                              --------   --------
AT DECEMBER 31, 1996
Contractholder funds on investment contracts................  $421,642   $430,696
Separate Accounts...........................................   260,668    260,668
AT DECEMBER 31, 1995
Contractholder funds on investment contracts................  $366,481   $392,111
Separate Accounts...........................................   220,141    220,141

     The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts. Reserves on investment contracts with no stated maturities (single premium and flexible premium deferred annuities) are valued at the account balance less surrender charges. The fair value of immediate annuities and annuities without life contingencies with fixed terms is estimated using discounted cash flow calculations based on interest rates currently offered for contracts with similar terms and durations. Separate Accounts liabilities are carried at the fair value of the underlying assets.

DERIVATIVE FINANCIAL INSTRUMENTS

     The Company primarily uses derivative financial instruments to reduce its exposure to interest rate risk in conjunction with asset/liability management. The Company does not hold or issue these instruments for trading purposes. The following table summarizes the contract or notional amount, credit exposure, fair value and carrying value of the Company's derivative financial instruments:

                                                              CONTRACT/
                                                              NOTIONAL     CREDIT    CARRYING   FAIR
                                                               AMOUNT     EXPOSURE    VALUE     VALUE
                                                              ---------   --------   --------   -----
AT DECEMBER 31, 1996
Financial futures contracts.................................   $ 6,700       $--       $266      $56
AT DECEMBER 31, 1995
Financial futures contracts.................................   $22,900       $--       $576      $--

     The contract or notional amounts are used to calculate the exchange of contractual payments under the agreements and are not representative of the potential for gain or loss on these agreements.

     Credit exposure represents the Company's potential loss if all of the counterparties failed to perform under the contractual terms of the contracts and all collateral, if any, became worthless. This exposure is represented by the fair value of contracts with a positive fair value at the reporting date reduced by the effect, if any, of master netting agreements.

     The Company manages its exposure to credit risk by utilizing highly rated counterparties, establishing risk control limits, executing legally enforceable master netting agreements and obtaining collateral where appropriate. To date, the Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance.

     Fair value is the estimated amount that the Company would receive (pay) to terminate or assign the contracts at the reporting date, thereby taking into account the current unrealized gains or losses of open contracts. Deal and exchange quotes are available for the Company's derivatives.

     Financial futures are commitments to either purchase or sell designated financial instruments at a future date for a specified price or yield. They may be settled in cash or through delivery. As part of its asset/liability management, the Company generally utilizes futures contracts to manage its market risk related to fixed income securities and anticipatory investment purchases and sales. Futures used as hedges of anticipatory transactions pertain to identified transactions which are probable to occur and are generally completed within ninety days. Futures contracts have limited off-balance-sheet credit risk as they are executed on organized exchanges and require security deposits, as well as the daily cash settlement of margins.

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

                                ($ IN THOUSANDS)

5.   FINANCIAL INSTRUMENTS (CONTINUED)
     Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative financial instruments that the Company currently holds, as these instruments may become less valuable due to adverse changes in market conditions. The Company mitigates this risk through established risk limits set by senior management. In addition, the change in the value of the Company's derivative financial instruments designated as hedges are generally offset by the change in the value of the related assets.

OFF-BALANCE-SHEET FINANCIAL INSTRUMENTS

     Commitments to extend mortgage loans are agreements to lend to a customer provided there is no violation of any condition established in the contract. The Company enters these agreements to commit to future loan fundings at a predetermined interest rate. Commitments generally have fixed expiration dates or other termination clauses. Commitments to extend mortgage loans, which are secured by the underlying properties, are valued based on estimates of fees charged by other institutions to make similar commitments to similar borrowers. At December 31, 1996, the Company had $6,190 in mortgage loan commitments which had a fair value of $62. No such commitments existed at December 31, 1995.

6.   INCOME TAXES

     Consolidated federal income tax returns are filed by the Corporation and its eligible subsidiaries, including the Company. Tax liabilities and benefits realized by the consolidated group are allocated as generated by the respective entities.

     Prior to the Distribution, the Corporation and all of its domestic subsidiaries, including the Company, (the "Allstate Group") joined with Sears and its domestic business units (the "Sears Group") in the filing of a consolidated federal income tax return (the "Sears Tax Group") and were parties to a federal income tax allocation agreement (the "Tax Sharing Agreement"). Under the Tax Sharing Agreement, the Company, through the Corporation, paid to or received from the Sears Group the amount, if any, by which the Sears Tax Group's federal income tax liability was affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this resulted in the Company's annual income tax provision being computed as if the Company filed a separate return, except that items such as net operating losses, capital losses or similar items, which might not be recognized in a separate return, were allocated according to the Tax Sharing Agreement.

     The Allstate Group and Sears Group have entered into an agreement which governs their respective rights and obligations with respect to federal income taxes for all periods prior to the Distribution ("Consolidated Tax Years"). The agreement provides that all Consolidated Tax Years will continue to be governed by the Tax Sharing Agreement with respect to the Company's federal income tax liability.

     The components of the deferred income tax assets and liabilities at December 31, 1996 and 1995 are as follows:

                                                                AT DECEMBER 31,
                                                              -------------------
                                                                1996       1995
                                                              --------   --------
DEFERRED ASSETS
Life-contingent contract reserves...........................  $ 27,951   $ 25,562
Difference in tax bases of investments......................       270      1,536
Loss on disposal of discontinued operations.................       375        376
Other postretirement benefits...............................       524        496
Other assets................................................     1,789      1,701
                                                              --------   --------
  Total deferred assets.....................................    30,909     29,671
                                                              --------   --------
DEFERRED LIABILITIES
Unrealized net capital gains................................   (19,844)   (40,069)
Deferred acquisition costs..................................   (14,020)   (12,655)
Prepaid commission expense..................................      (717)      (578)
Other liabilities...........................................       (20)       (28)
                                                              --------   --------
  Total deferred liabilities................................   (34,601)   (53,330)
                                                              --------   --------
  Net deferred liability....................................  $ (3,692)  $(23,659)
                                                              ========   ========

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

                                ($ IN THOUSANDS)

6.   INCOME TAXES (CONTINUED)
     The components of income tax expense are as follows:

                                                                YEAR ENDED DECEMBER 31,
                                                              ---------------------------
                                                               1996      1995      1994
                                                              -------   -------   -------
Current.....................................................  $11,411   $12,588   $15,172
Deferred....................................................      257    (2,677)   (5,993)
                                                              -------   -------   -------
  Total income tax expense..................................  $11,668   $ 9,911   $ 9,179
                                                              =======   =======   =======

     The Company paid income taxes of $11,968, $11,000 and $27,682 in 1996, 1995 and 1994, respectively, to the Parent. The Company had an income tax recoverable from the Parent of $105 at December 31, 1996, and an income tax payable of $1,729 at December 31, 1995.

     Prior to January 1, 1984, the Company was entitled to exclude certain amounts from taxable income and accumulate such amounts in a "policyholder surplus" account. The balance in this account at December 31, 1996, approximately $389, will result in taxes payable of $136 if distributed by the Company to the Parent. No provision for taxes has been made as the Company has no plan to distribute amounts from this account. No further additions to the account are allowed under the Tax Reform Act of 1984.

7.   STATUTORY FINANCIAL INFORMATION

     The following tables reconcile net income and shareholder's equity as reported herein in conformity with generally accepted accounting principles with statutory net income and capital and surplus, determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities:

                                                                      NET INCOME
                                                              ---------------------------
                                                                YEAR ENDED DECEMBER 31,
                                                              ---------------------------
                                                               1996      1995      1994
                                                              -------   -------   -------
Balance per generally accepted accounting principles........  $20,561   $19,522   $18,221
  Deferred acquisition costs................................   (6,859)   (5,537)   (6,850)
  Deferred income taxes.....................................      257    (2,677)   (5,993)
  Non-admitted assets and statutory reserves................    6,224    12,786     6,900
  Other postretirement and postemployment benefits..........      (34)       71       105
  Other.....................................................   (2,004)     (965)   (1,442)
                                                              -------   -------   -------
Balance per statutory accounting practices..................  $18,145   $23,200   $10,941
                                                              =======   =======   =======

                                                                SHAREHOLDER'S EQUITY
                                                              ------------------------
                                                                  AT DECEMBER 31,
                                                              ------------------------
                                                                1996           1995
                                                              --------       ---------
Balance per generally accepted accounting principles........  $233,067       $ 250,067
  Deferred acquisition costs................................   (61,559)        (53,944)
  Deferred income taxes.....................................     3,692          23,659
  Unrealized net capital gains..............................   (57,102)       (114,500)
  Non-admitted assets and statutory reserves................    48,426          43,624
  Other postretirement and postemployment benefits..........       968           1,058
  Other.....................................................    (2,473)         (1,667)
                                                              --------       ---------
Balance per statutory accounting practices..................  $165,019       $ 148,297
                                                              ========       =========

PERMITTED STATUTORY ACCOUNTING PRACTICES

     The Company prepares its statutory financial statements in accordance with accounting principles and practices prescribed or permitted by the New York Department of Insurance. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners, as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company does not follow any permitted statutory accounting practices that have a material effect on statutory surplus or risk-based capital.

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

                                ($ IN THOUSANDS)

7.   STATUTORY FINANCIAL INFORMATION (CONTINUED)
DIVIDENDS

     The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors. Under New York Insurance Law, a notice of intention to distribute any dividend must be filed with the New York Superintendent of Insurance not less than 30 days prior to the distribution. Such proposed declaration is subject to the Superintendent's disapproval.

8.   BENEFIT PLANS

PENSION PLANS

     Defined benefit pension plans, sponsored by the Corporation, cover domestic full-time employees and certain part-time employees. Benefits under the pension plans are based upon the employee's length of service, average annual compensation and estimated social security retirement benefits. The Corporation's funding policy for the pension plans is to make annual contributions in accordance with accepted actuarial cost methods. The costs to the Company included in net income were $490, $446, and $344 for the pension plans in 1996, 1995 and 1994, respectively.

POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

     The Corporation provides certain health care and life insurance benefits for retired employees. Qualified employees may become eligible for these benefits if they retire in accordance with the Corporation's established retirement policy and are continuously insured under the Corporation's group plans or other approved plans for 10 or more years prior to retirement. The Corporation shares the cost of the retiree medical benefits with retirees based on years of service with the Corporation's share being subject to a 5% limit on annual medical cost inflation after retirement. The Corporation's postretirement benefit plans currently are not funded. The Corporation has the right to modify or terminate these plans.

PROFIT SHARING FUND

     Employees of the Corporation and its domestic subsidiaries are also eligible to become members of The Savings and Profit Sharing Fund of Allstate Employees ("Allstate Plan"). The Corporation contributions are based on the Corporation's matching obligation and performance. The Allstate Plan includes an Employee Stock Ownership Plan ("Allstate ESOP") to pre-fund a portion of the Corporation's anticipated contribution. The Allstate Plan and the Allstate ESOP split from The Savings and Profit Sharing Fund of Sears Employees ("Sears Plan") on the date of the Distribution. In connection with this, the Corporation paid Sears $327 million, and in return received a note from the Allstate ESOP for a like principal amount and 50% of the unallocated shares. The Corporation will make contributions to the Allstate ESOP annually in the amount necessary to allow the Allstate ESOP to fund interest and principal payments on the note after considering the dividends paid on ESOP shares, which are available for debt service. The Company's defined contribution to the Allstate Plan was $111 and $141 in 1996 and 1995, respectively. The cost to the Company prior to the Distribution and the split from the Sears Plan was $123 in 1994.

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                           SCHEDULE IV -- REINSURANCE
                                ($ IN THOUSANDS)

                                                                  GROSS                      NET
                                                                  AMOUNT       CEDED        AMOUNT
                                                                ----------    --------    ----------
YEAR ENDED DECEMBER 31, 1996
Life insurance in force.....................................    $9,962,300    $553,628    $9,408,672
                                                                ==========    ========    ==========
Premiums and contract charges:
  Life and annuities........................................    $  114,296    $  1,398    $  112,898
  Accident and health.......................................         5,044         834         4,210
                                                                ----------    --------    ----------
                                                                $  119,340    $  2,232    $  117,108
                                                                ==========    ========    ==========

                                                                  GROSS                      NET
                                                                  AMOUNT       CEDED        AMOUNT
                                                                ----------    --------    ----------
YEAR ENDED DECEMBER 31, 1995
Life insurance in force.....................................    $8,513,295    $398,025    $8,115,270
                                                                ==========    ========    ==========
Premiums and contract charges:
  Life and annuities........................................    $  146,732    $  1,246    $  145,486
  Accident and health.......................................         3,731         901         2,830
                                                                ----------    --------    ----------
                                                                $  150,463    $  2,147    $  148,316
                                                                ==========    ========    ==========

                                                                  GROSS                      NET
                                                                  AMOUNT       CEDED        AMOUNT
                                                                ----------    --------    ----------
YEAR ENDED DECEMBER 31, 1994
Life insurance in force.....................................    $7,598,374    $321,623    $7,276,751
                                                                ==========    ========    ==========
Premiums and contract charges:
  Life and annuities........................................    $   87,562    $  1,193    $   86,369
  Accident and health.......................................         3,276       1,005         2,271
                                                                ----------    --------    ----------
                                                                $   90,838    $  2,198    $   88,640
                                                                ==========    ========    ==========

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                SCHEDULE V -- VALUATION AND QUALIFYING ACCOUNTS

                                ($ IN THOUSANDS)

                                                                BALANCE AT    CHARGED TO                  BALANCE AT
                                                                BEGINNING     COSTS AND                     END OF
                        DESCRIPTION                             OF PERIOD      EXPENSES     DEDUCTIONS      PERIOD
                        -----------                             ----------    ----------    ----------    ----------
YEAR ENDED DECEMBER 31, 1996
Allowance for estimated losses on mortgage loans............      $1,952        $  207        $1,934        $  225
                                                                  ======        ======        ======        ======
YEAR ENDED DECEMBER 31, 1995
Allowance for estimated losses on mortgage loans............      $1,179        $2,170        $1,397        $1,952
                                                                  ======        ======        ======        ======
YEAR ENDED DECEMBER 31, 1994
Allowance for estimated losses on mortgage loans............      $2,297        $  667        $1,785        $1,179
                                                                  ======        ======        ======        ======

                                   APPENDIX A

                            MARKET VALUE ADJUSTMENT

     The Market Value Adjustment is based on the following:

     I = the Treasury Rate for a maturity equal to the Sub-account's Guarantee
         Period for the week preceding the establishment of the Sub-account.

     N = the number of whole and partial years from the date we receive the withdrawal, or death benefit request, or from the Payout Start Date to the end of the Sub-account's Guarantee Period.


     J = the Treasury Rate for a maturity of length N for the week preceding the receipt of the withdrawal request, death benefit request, or income payment request. If a Note with a maturity of length N is not available, a weighted average will be used. If N is one year or less, J will be the 1-year Treasury Rate.


     Treasury Rate means the U.S. Treasury Note Constant Maturity yield as reported in Federal Reserve Bulletin Release H.15.

     The Market Value Adjustment factor is determined from the following formula:

       .9 X (I-J) X N

     Any transfer, withdrawal in excess of the preferred withdrawal amount, or death benefit paid from a Sub-account of the Fixed Account will be multiplied by the Market Value Adjustment factor to determine the Market Value Adjustment.

                                  ILLUSTRATION

EXAMPLE OF MARKET VALUE ADJUSTMENT


Purchase Payment:                        $10,000
Guarantee Period:                        5 Years
Guaranteed Interest Rate:                4.50%
5 Year Treasury Rate at the time the
  Sub-account is established:            4.50%
Full Withdrawal:                         End of Contract Year 3


NOTE: THIS ILLUSTRATION ASSUMES THAT PREMIUM TAXES WERE NOT APPLICABLE.

EXAMPLE 1: (ASSUMES DECLINING INTEREST RATES)

Step 1: Calculate Account Value at End of Contract Year 3:
           = 10,000 X (1.045)(3) = 11,411.66

Step 2: Calculate the Preferred Withdrawal Amount:
           = 10% X (10,000.00) = $1,000.00


Step 3: Calculate the Market Value Adjustment:
           I = 4.50%
           J = 4.20%
           N = 730 days = 2
              ---------
               365 days







Market Value Adjustment Factor .9 X (I-J) X N
        = .9 X (.045 - .042) X 2 = .0054

Market Value Adjustment = Factor X Amount Subject to Market Value Adjustment:

        = .0054 X (11,411.66 - 1,000) = $56.22


Step 4: Calculate the Withdrawal Charge:
        = .05 X (10,000 - 1,000 + $56.22) = $452.81

Step 5: Calculate The Amount Received by Customers as a Result of a Full
        Withdrawal at the end of Contract Year 3:
           $11,411.66 - 452.81 + 56.22 = $11,015.07

EXAMPLE 2: (ASSUMES RISING INTEREST RATES)

Step 1: Calculate Account Value at End of Contract Year 3:
           = 10,000 X (1.045)(3) = 11,411.66

Step 2: Calculate the Preferred Withdrawal Amount
           = 10% X (10,000.00) = $1,000.00


Step 3: Calculate the Market Value Adjustment:
           I = 4.50%
           J = 4.80%
           N = 730 days = 2
              ---------
               365 days







Market Value Adjustment Factor .9 X (I-J) X N

        = .9 X (.045 - .048) X 2 = -.0054


Market Value Adjustment = Factor X Amount Subject to Market Value Adjustment:

        = -.0054 ($11,411.66 - 1,000) = -$56.22


Step 4: Calculate the Withdrawal Charge:
        - .05 X (10,000 - 1,000 - 56.22) = $447.19

Step 5: Calculate The Net Withdrawal Value at End of Contract Year 3:
           $11,411.66 - 447.19 - 56.22 = $10,908.25

             STATEMENT OF ADDITIONAL INFORMATION: TABLE OF CONTENTS



                                                              PAGE
ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS........    3
REINVESTMENT................................................    3
THE CONTRACT................................................    4
  Purchase of Contracts.....................................    4
  Performance Data..........................................    4
  Tax-free Exchanges (1035 Exchanges, Rollovers and
     Transfers).............................................    5
  Premium Taxes.............................................    6
  Tax Reserves..............................................    6
INCOME PAYMENTS.............................................    6
  Calculation of Variable Annuity Unit Values...............    6
GENERAL MATTERS.............................................    7
  Incontestability..........................................    7
  Settlements...............................................    7
  Safekeeping of the Variable Account's Assets..............    7
FEDERAL TAX MATTERS.........................................    7
  Introduction..............................................    7
  Taxation of Allstate Life Insurance Company of New York...    8
  Exceptions to the Non-Natural Owner Rule..................    8
  IRS Required Distribution at Death Rules..................    8
  Qualified Plans...........................................    9
  Types of Qualified Plans..................................    9
VARIABLE ACCOUNT FINANCIAL STATEMENTS.......................   11

                                   ORDER FORM

     Please send me a copy of the most recent Statement of Additional Information for the Allstate Life of New York Separate Account A.

-------------------------   ----------------------------------------------------
          (Date)                                   (Name)

                            ----------------------------------------------------
                                              (Street Address)

                            ----------------------------------------------------
                                    (City)        (State)        (Zip Code)





Send to:

Allstate Life Insurance Company of New York
Post Office Box 9075
Farmingville, New York 11738-9075

Attention: VA Customer Service Unit

                      STATEMENT OF ADDITIONAL INFORMATION

                 ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

                                  OFFERED BY

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                             POST OFFICE BOX 9075
                       FARMINGVILLE, NEW YORK 11738-9075
                               1-(800) 692-4682

                        GROUP FLEXIBLE PREMIUM DEFERRED
                          VARIABLE ANNUITY CONTRACTS



     This Statement of Additional Information supplements the information in the prospectus for the Group Flexible Premium Deferred Variable Annuity Contract offered by Allstate life Insurance Company of New York ("Company"), an indirect wholly owned subsidiary of Allstate Insurance Company. The Contract is primarily designed to aid individuals in long-term financial planning and it can be used for retirement planning regardless of whether the plan qualifies for special federal income tax treatment. The prospectus may be obtained from Allstate Life Insurance Company of New York by writing or calling the address or telephone number listed above.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT.


The prospectus, dated May 1, 1997, has been filed with the United States Securities and Exchange Commission.




                               Dated May 1, 1997

  STATEMENT OF ADDITIONAL INFORMATION: TABLE OF CONTENTS




                                                                  PAGE
                                                                  ----
ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS................ 3
REINVESTMENT........................................................ 3
THE CONTRACT........................................................ 4
  Purchase of Contracts............................................. 4
  Performance Data.................................................. 4
  Tax-free Exchanges (1035 Exchanges, Rollovers and Transfers)...... 5
  Premium Taxes..................................................... 6
  Tax Reserves...................................................... 6
INCOME PAYMENTS..................................................... 6
  Calculation of Variable Annuity Unit Values....................... 6
GENERAL MATTERS..................................................... 7
  Incontestability.................................................. 7
  Settlements....................................................... 7
  Safekeeping of the Variable Account's Assets...................... 7
FEDERAL TAX MATTERS................................................. 7
  Introduction...................................................... 7
  Taxation of Allstate Life Insurance Company of New York........... 8
  Exceptions to the Non-Natural Owner Rule.......................... 8
  IRS Required Distribution at Death Rules.......................... 8
  Qualified Plans................................................... 9
  Types of Qualified Plans.......................................... 9
VARIABLE ACCOUNT FINANCIAL STATEMENTS...............................11

             ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS


     The Company retains the right, subject to any applicable law, to make additions to, deletions from or substitutions for the Fund shares held by any Sub-account of the Variable Account. The Company reserves the right to eliminate the shares of any of the Funds and to substitute shares of another Fund of the Fund Series, or of another open-end, registered investment company, if the shares of the Fund are no longer available for investment, or if, in the Company's judgment, investment in any Fund would become inappropriate in view of the purposes of the Variable Account. Substitutions of shares attributable to an Owner's interest in a Sub-account will not be made until the Owner has been notified of the change, and until the Securities and Exchange Commission has approved the change, to the extent such notification and approval is required by the Investment Company Act of 1940. Nothing contained in this Statement of Additional Information shall prevent the Variable Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by Owners.

     The Company may also establish additional Sub-accounts or series of Sub-accounts of the Variable Account. Each additional Sub-account would purchase shares in a new Fund of the Fund Series or in another mutual fund. New Sub-accounts may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant. Any new Sub-accounts offered in conjunction with the Contract will be made available to existing Owners on a basis to be determined by the Company. The Company may also eliminate one or more Sub-accounts if, in its sole discretion, marketing, tax or investment conditions so warrant.

     In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in the Contract as may be necessary or appropriate to reflect such substitution or change. If deemed to be in the best interests of persons having voting rights under the policies, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under such Act in the event such registration is no longer required.


                                 REINVESTMENT

     All dividends and capital gains distributions from the Funds are automatically reinvested in shares of the distributing Fund at their net asset value.


                                 THE CONTRACT

PURCHASE OF THE CONTRACTS

     The Contracts are offered to the public through brokers as well as banks licensed under the federal securities laws and state insurance laws. The Contracts are distributed through the principal underwriter for the Variable Account, Allstate Life Financial Services, Inc., an affiliate of Allstate Life Insurance Company of New York. The offering of the Contracts is continuous and the Company does not anticipate discontinuing the offering of the Contracts.

However, the Company reserves the right to discontinue the offering of the Contracts.

PERFORMANCE DATA

     From time to time the Variable Account may publish advertisements containing performance data relating to its Sub-accounts. The performance data for the Sub-accounts (other than for the AIM V.I. Money Market Sub-account) will always be accompanied by total return quotations. Performance figures used by the Variable Account are based on actual historical performance of its Sub-accounts for specified periods, and the figures are not intended to indicate future performance. The Variable Account may also disclose yield, standard total return, and non-standard total return for periods prior to the date that the Variable Account commenced operations. For periods prior to the date the Variable Account commenced operations, performance information for the Sub-accounts will be calculated based on the performance of the underlying Funds and the assumption that the Sub-accounts were in existence for the same periods as those of the underlying Funds, with a level of charges equal to those currently assessed against the Sub-accounts.

     A Sub-account's "average annual total return" represents an annualization of the Sub-account's total return over a particular period and is computed by finding the annual percentage rate which, when compounded annually, will accumulate a hypothetical $1,000 purchase payment to the redeemable value at the end of the one, five or ten year period, or for a period from the date of commencement of the Sub-account's operations, if shorter than any of the foregoing. The average annual total return is obtained by dividing the ending redeemable value, after deductions for any withdrawal charges or contract maintenance charges imposed on the Contracts by the Variable Account, by the initial hypothetical $1,000 purchase payment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

     The withdrawal charges assessed upon redemption are computed as follows: the preferred withdrawal amount is not assessed a withdrawal charge. Withdrawal charges are charged on the amount of redemption equal to the purchase payment, reduced by the amount of the preferred withdrawal amount, if any. The remaining amount of the redemption, if any, is not assessed a withdrawal charge. The withdrawal charge schedule specifies rates based on the number of complete years since each purchase payment was made. The contract maintenance charge ($35 per contract) used in the total return calculation is normally prorated using the following method: The total amount of annual Contract fees collected during the year is divided by the total average net assets of all the Sub-accounts. The resulting percentage is then multiplied by the ending Contract Value.

     In addition, the Variable Account may advertise the total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations would not reflect deductions for withdrawal charges which may be imposed on the Contracts by the Variable Account which, if reflected, would reduce the performance quoted. The formula for computing such total return quotations involves a per unit change calculation. This calculation is based on the Accumulation Unit value at the end of the defined period divided by the Accumulation Unit value at the beginning of such period, minus 1. The periods included in such advertisements are "year-to-date" (prior calendar year end to the day of the advertisement); "year to most recent quarter" (prior calendar year end to the end of the most recent quarter); "the prior calendar year"; "'n' most recent Calendar Years"; and "Inception (commencement of the Sub-account's operation) to date" (day of the advertisement).

     From time to time, sales literature or advertisements may also quote average annual total returns for periods prior to the date the Variable Account commenced operations. Such performance information for the Sub-account will be calculated based on the performance of the Portfolios and the assumption that the Sub-accounts were in existence for the same periods as those indicated for the Portfolios, with the level of Contract charges currently in effect.

     Such average annual return information for the Sub-account (including deduction of the Surrender Charge) is as follows:



                                                                                        For the Period
Subaccount and Date of                                For the 1-Year   For the 5-Year   from Inception
    Inception of                                       Period Ended     Period Ended   of the Portfolio
Corresponding Portfolio                                  12/31/96         12/31/96        to 12/31/96
-----------------------                               --------------   --------------  ----------------
     AIM V.I. Capital Appreciation Fund*.........          9.52%             N/A             17.72%
     AIM V.I. Diversified Income Fund*...........          2.24%             N/A              5.55%
     AIM V.I. Global Utilities Fund**............          4.09%             N/A              9.68%
     AIM V.I. Government Securities Fund*........         -5.55%             N/A              2.12%
     AIM V.I. Growth Fund*.......................         10.02%             N/A             12.67%
     AIM V.I. Growth and Income Fund**...........         11.85%             N/A             16.35%
     AIM V.I. International Equity Fund*.........         11.96%             N/A             12.07%
     AIM V.I. Value Fund*........................          7.00%             N/A             15.83%
     AIM V.I. Money Market Fund*.................           N/A              N/A               N/A

---------------------
* Portfolio inception date of May 5, 1993
**Portfolio inception date of May 2, 1994

OTHER TOTAL RETURNS

     From time to time, sales literature or advertisements may also quote average annual total returns that do not reflect the Surrender Charge. These are calculated in exactly the same way as the average annual total returns desribed above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any charges on amounts surrendered. Sales literature or advertisments may also quote such average annual total returns for periods prior to the date the Variable Account commenced operations, calculated based on the performance of the Portfolios and the assumption that the Sub-accounts were in existence for the same periods as those indicated for the Portfolios, with the level of Contract charges currently in effect except for the Surrender Charge.

     Such average annual total return information for the Sub-accounts (not including the deduction of the Surrender Charge) is as follows:



     Subaccount and Date of                       For the 1-Year   For the 5-Year   from Inception
     Inception of                                  Period Ended     Period Ended   of the Portfolio
     Corresponding Portfolio                         12/31/96         12/31/96        to 12/31/96
     -----------------------                      --------------   --------------  ----------------
     AIM V.I. Capital Appreciation Fund*........     15.82%               N/A            17.72%
     AIM V.I. Diversified Income Fund*..........      8.54%               N/A             6.41%


     AIM V.I. Global Utilities Fund**............     10.39%           N/A             11.11%
     AIM V.I. Government Securities Fund*........       .75%           N/A              3.06%
     AIM V.I. Growth Fund*.......................     16.32%           N/A             13.40%
     AIM V.I. Growth and Income Fund**...........     18.15%           N/A             17.65%
     AIM V.I. International Equity Fund*.........     18.26%           N/A             12.81%
     AIM V.I. Value Fund*........................     13.30%           N/A             16.51%
     AIM V.I. Money Market Fund*.................      N/A             N/A              N/A

---------------------
* Portfolio inception date of May 5, 1993
**Portfolio inception date of May 2, 1994

     The Variable Account may also advertise the performance of the Sub-accounts relative to certain performance rankings and indexes compiled by independent organizations, such as: (a) Lipper Analytical Services, Inc.; (b) the Standard & Poor's 500 Composite Stock Price Index ("S & P 500"); (c) A.M. Best Company; (d) Bank Rate Monitor; and (e) Morningstar.


TAX-FREE EXCHANGES (1035 EXCHANGES, ROLLOVERS AND TRANSFERS)

     The Company accepts purchase payments which are the proceeds of a Contract in a transaction qualifying for a tax-free exchange under Section 1035 of the Internal Revenue Code. Except as required by federal law in calculating the basis of the Contract, the Company does not differentiate between Section 1035 purchase payments and non-Section 1035 purchase payments.

     The Company also accepts "rollovers" and transfers from Contracts qualifying as tax-sheltered annuities ("TSAs"), individual retirement annuities or accounts ("IRAs"), or any other Qualified Contract which is eligible to "rollover" into an IRA. The Company differentiates among Non-Qualified Contracts, TSAs, IRAs and other Qualified Contracts to the extent necessary to comply with federal tax laws. For example, the Company restricts the assignment, transfer or pledge of TSAs and IRAs so the Contracts will continue to qualify for special tax treatment. An Owner contemplating any such exchange, rollover or transfer of a Contract should contact a competent tax adviser with respect to the potential effects of such a transaction.


TAX RESERVES

     Company does not establish capital gains tax reserves for the Sub-account nor deduct charges for tax reserves because the Company believes that capital gains attributable to the Variable Account will not be taxable. However, the Company reserves the right to deduct charges to establish tax reserves for potential taxes on realized or unrealized capital gains.


                                INCOME PAYMENTS


CALCULATION OF VARIABLE ANNUITY UNIT VALUES

     The amount of the first income payment is calculated by applying the Contract Value allocated to each Variable Sub-account less any applicable premium tax charge deducted at this time, to the income payment tables in the Contract. The first variable annuity income payment is divided by the Sub-account's then current annuity unit value to determine the number of annuity units upon which later income payments will be based. Variable annuity income payments after the first will be equal to the sum of the number of annuity units determined in this manner for each Sub-account times the then current annuity unit value for each respective Sub-account.

     Annuity units in each variable Sub-account are valued separately and annuity unit values will depend upon the investment experience of the particular portfolios in which the Sub-account invests. The value of the annuity unit for each variable Sub-account at the end of any Valuation Period is calculated by:
(a) multiplying the annuity unit Value at the end of the immediately preceding Valuation Period by the Sub-accounts's net investment factor during the period; and then (b) dividing the product by the sum of 1.0 plus the assumed investment rate for the period. The assumed investment rate adjusts for the interest rate assumed in the income payment tables used to determine the dollar amount of the first variable annuity income payment, and is at an effective annual rate which is disclosed in the Contract.

     The amount of the first income payment paid under an income plan is determined using the interest rate and mortality table disclosed in the Contract. Due to judicial or legislative developments regarding the use of tables which do not differentiate on the basis of sex, different annuity tables may be used.


                                GENERAL MATTERS

INCONTESTABILITY

     The Contract will not be contested after it is issued.


SETTLEMENTS

     Due proof of the Owner(s) death (or Annuitant's death if there is a non-natural Owner) must be received prior to settlement of a death claim.


SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

     The Company holds title to the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the Company's general corporate assets. Records are maintained of all purchases and redemptions of the Fund shares held by each of the variable Sub-accounts.

     The Fund does not issue certificates and, therefore, the Company holds the Account's assets in open account in lieu of stock certificates. See the Fund's prospectus for a more complete description of the custodian of the Fund.


                              FEDERAL TAX MATTERS

INTRODUCTION

     THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. THE COMPANY MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT. Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on the individual circumstances of each person. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.


TAXATION OF ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

     The Company is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. Since the Variable Account is not an entity separate from the Company, and its operations form a part of the Company, it will not be taxed separately as a "Regulated Investment Company" under Subchapter M of the Code. Investment income and realized capital gains are automatically applied to increase reserves under the contract. Under existing federal income tax law, the Company believes that the Variable Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the contract.

     Accordingly, the Company does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore the Company does not intend to make provisions for any such taxes. However, if changes in the federal tax laws or interpretations thereof result in the Company being taxed on income or gains attributable to the Variable Account, then the Company may impose a charge against the Variable Account (with respect to some or all contracts) in order to set aside provisions to pay such taxes.

EXCEPTIONS TO THE NON-NATURAL OWNER RULE

     There are several exceptions to the general rule that contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain qualified plans; (4) certain contracts used in connection with structured settlement agreements, and (5) contracts purchased with a single premium when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.


IRS REQUIRED DISTRIBUTION AT DEATH RULES

     In order to be considered an annuity contract for federal income tax purposes, an annuity contract must provide: (1) if any owner dies on or after the annuity start date but before the entire interest in the contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the owner's death; and (2) if any owner dies prior to the annuity start date, the entire interest in the contract will be distributed within five years after the date of the owner's death. These requirements are satisfied if any portion of the owner's interest which is payable to (or for the benefit of) a designated beneficiary is distributed over the life of such beneficiary (or over a period not extending beyond the life expectancy of the beneficiary) and the distributions begin within one year of the owner's death. If the owner's designated beneficiary is the surviving spouse of the owner, the contract may be continued with the surviving spouse as the new owner. If the owner of the contract is a non-natural person, then the annuitant will be treated as the owner for purposes of applying the distribution at death rules. In addition, a change in the annuitant on a contract owned by a non-natural person will be treated as the death of the owner.

QUALIFIED PLANS

     This annuity contract may be used with several types of qualified plans. The tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Adverse tax consequences may result from excess contributions, premature distributions, distributions that do not conform to specified commencement and minimum distribution rules, excess distributions and in other circumstances. Owners and participants under the plan and annuitants and beneficiaries under the contract may be subject to the terms and conditions of the plan regardless of the terms of the contract.


TYPES OF QUALIFIED PLANS

INDIVIDUAL RETIREMENT ANNUITIES

     Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity. Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity. IRAs generally may not provide life insurance, but they may provide a death benefit that equals the greater of the premiums paid and the contract's cash value. The contract provides a death benefit that in certain circumstances may exceed the greater of the payments and the contract value. It is possible that the Death Benefit could be viewed as violating the prohibition on investment in life insurance contracts with the result that the Contract would not be viewed as satisfying the requirements of an IRA.


SIMPLIFIED EMPLOYEE PENSION PLANS

     Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees using the employees' individual retirement annuities if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to their individual retirement annuities. Employers intending to use the contract in connection with such plans should seek competent advice. In particular, employers should consider that IRAs generally may not provide life insurance, but they may provide a death benefit that equals the greater of the premiums paid and the contract's cash value. The contract provides a death benefit that in certain circumstances may exceed the greater of the payments and the contract value. It is possible that the death benefit could be viewed as violating the prohibition on investment in life insurance contracts with the result that the contract would not be viewed as satisfying the requirements of the IRS.


           SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE PLANS)



     Sections 408(p) and 401(k) of the Code allow employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees. SIMPLE plans may be structured as a SIMPLE retirement account using an employee's IRA to hold the assets or as a Section 401(k) qualified cash or deferred arrangement. In general, a SIMPLE plan consists of a salary deferral program for eligible employees and matching contributions made by employers. Employers intending to use the contract in conjunction with SIMPLE plans should seek competent tax and legal advice.


TAX SHELTERED ANNUITIES

     Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations (specified in Section 501(c)(3) of the Code) to have their employers purchase annuity contracts for them, and subject to certain limitations, to exclude the purchase payments from the employees' gross income. An annuity contract used for a Section 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only after the employee attains age 59 1/2, separates from service, dies, becomes disabled or on the account of hardship (earnings on salary reduction contributions may not be distributed for hardship). These limitations do not apply to withdrawals where the Company is directed to transfer some or all of the contract value to another Section 403(b) plan. Purchasers of the contracts for such purposes should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with the contracts. In particular, purchasers should consider that the contract provides a death benefit that in certain circumstances may exceed the greater of the payments and the contract value. It is possible that such death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under a tax-sheltered annuity. Even if the death benefit under the contract were characterized as an incidental death benefit, it is unlikely to violate those limits unless the purchaser also purchases a life insurance contract as part of his or her tax-sheltered annuity plan.


CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS

     Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax favored retirement plans for employees. The Self-Employed Individuals Retirement Act of 1962, as amended, (commonly referred to as "H.R. 10" or "Keogh") permits self-employed individuals to establish tax favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The contract provides a death benefit that in certain circumstances may exceed the greater of the payments and the contract value. It is possible that such death benefit could be characterized as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit currently taxable income to participants. Employers intending to use the contract in connection with such plans should seek competent advice.


STATE AND LOCAL GOVERNMENT AND TAX-EXEMPT
ORGANIZATION DEFERRED COMPENSATION PLANS

     Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distribution from the plan. However, under a Section 457 plan all the compensation deferred under the plan must remain solely the property of the employer, subject only to the claims of the employer's general creditors, until such time as made available to the employee or a beneficiary.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholder of Allstate Life Insurance Company of New York:

We have audited the accompanying Statement of Net Assets of Allstate Life of New York Separate Account A (the "Account") as of December 31, 1996, and the related Statements of Operations and Changes in Net Assets for the period from October 22, 1996 (date operations commenced) to December 31, 1996, of the Capital Appreciation, Diversified Income, Global Utilities, Government Securities, Growth, Growth & Income, International Equity, Money Market, and Value portfolios that comprise the Account. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account as of December 31, 1996, and the results of its operations and changes in net assets for the period from October 22, 1996 (date operations commenced) to December 31, 1996, of each of the portfolios comprising the Account, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 21, 1997

ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
DECEMBER 31, 1996
--------------------------------------------------------------------------

ASSETS
Investments in the AIM Variable Insurance Funds, Inc.:
  Capital Appreciation Portfolio -  4,501 shares (cost $86,444)   $ 87,463
  Diversified Income Portfolio - 4,888 shares (cost $53,120)        50,495
  Global Utilities Portfolio - no shares (no cost value)                 -
  Government Securities Portfolio - no shares (no cost value)            -
  Growth Portfolio - 1,682 shares (cost $28,082)                    27,332
  Growth & Income Portfolio - 4,181 shares (cost $61,584)           62,836
  International Equity Portfolio - 3,949 shares (cost $62,982)      64,600
  Money Market Portfolio - 45,339 shares (cost $45,339)             45,339
  Value Portfolio - 3,757 shares (cost $65,433)                     65,665
                                                                  --------
           Total assets                                            403,730

LIABILITIES
Payable to Allstate Life Insurance Company of New York:
  Accrued contract maintenance charges                                  22
                                                                  --------
           Net assets                                             $403,708
                                                                  ========

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

STATEMENT OF OPERATIONS
FOR THE PERIOD FROM OCTOBER 22, 1996 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 1996

                                                                             AIM Variable Insurance Funds, Inc.
                                                           ----------------------------------------------------------------------
                                                             Capital      Diversified      Global       Government
                                                           Appreciation     Income        Utilities     Securities       Growth
                                                            Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                                           ----------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                    $    69      $ 3,127           $     -        $     -        $   970
Charges from Allstate Life Insurance Company of New York:
  Mortality and expense risk                                    (124)         (82)                -              -            (49)
  Administrative expense                                          (9)          (6)                -              -             (3)
                                                             -------      -------           -------        -------        -------
       Net investment (loss) income                              (64)       3,039                 -              -            918

REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENT
Realized gains from sales of investments:
  Proceeds from sales                                            118           88                 -              -             50
  Cost of investments sold                                      (116)         (90)                -              -            (50)
                                                             -------      -------           -------        -------        -------
           Net realized gains (losses)                             2           (2)                -              -              -

CHANGE IN UNREALIZED GAINS (LOSSES)                            1,019       (2,625)                -              -           (750)
                                                             -------      -------           -------        -------        -------
           Net gains (losses) on investments                   1,021       (2,627)                -              -           (750)
                                                             -------      -------           -------        -------        -------
CHANGE IN NET ASSETS RESULTING
FROM OPERATIONS                                              $   957      $   412           $     -        $     -        $   168
                                                             =======      =======           =======        =======        =======

                                                           ----------------------------------------------------------------------
                                                            Growth &   International        Money
                                                             Income       Equity            Market         Value
                                                            Portfolio    Portfolio         Portfolio      Portfolio       Total
                                                           ----------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                    $   208      $    42           $    33        $  1,205       $ 5,654
Charges from Allstate Life Insurance Company of New York:
  Mortality and expense risk                                     (59)         (53)               (9)            (60)         (436)
  Administrative expense                                          (5)          (4)                -              (4)          (31)
                                                             -------      -------           -------        -------        -------
       Net investment (loss) income                              144          (15)               24           1,141         5,187

REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENT
Realized gains from sales of investments:
  Proceeds from sales                                             55           49               909              55         1,324
  Cost of investments sold                                       (54)         (48)             (909)            (54)       (1,321)
                                                             -------      -------           -------        -------        -------
       Net realized gains (losses)                                 1            1                 -               1             3

CHANGE IN UNREALIZED GAINS (LOSSES)                            1,252        1,618                 -             231           745
                                                             -------      -------           -------        -------        -------
           Net gains (losses) on investments                   1,253        1,619                 -             232           748
                                                             -------      -------           -------        -------        -------
CHANGE IN NET ASSETS RESULTING
FROM OPERATIONS                                              $ 1,397      $ 1,604           $    24        $  1,373       $ 5,935
                                                             =======      =======           =======        ========       =======


See notes to financial statements.

ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM OCTOBER 22, 1996 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 1996

                                                                             AIM Variable Insurance Funds, Inc.
                                                           ----------------------------------------------------------------------
                                                             Capital      Diversified      Global       Government
                                                           Appreciation     Income        Utilities     Securities       Growth
                                                            Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                                           ----------------------------------------------------------------------
FROM OPERATIONS
Net investment (loss) income                                 $   (64)     $ 3,039           $     -        $     -        $   918
Net realized gains (losses)                                        2           (2)                -              -              -
Net change in unrealized gains (losses)                        1,019       (2,625)                -              -           (750)
                                                             -------      -------           -------        -------        -------
     Change in net assets resulting from operations              957          412                 -              -            168

FROM CAPITAL TRANSACTIONS
Deposits                                                      85,892       51,658                 -              -         26,849
Benefit payments                                                   -            -                 -              -              -
Payments on termination                                            -            -                 -              -              -
Contract maintenance charges                                      (4)          (3)                -              -             (1)
Transfers among the portfolios and with the
  Fixed Account - net                                            615       (1,576)                -              -            315
                                                             -------      -------           -------        -------        -------
     Change in net assets resulting from capital
       transactions                                           86,503       50,079                 -              -         27,163
                                                             -------      -------           -------        -------        -------
INCREASE IN NET ASSETS                                        87,460       50,491                 -              -         27,331

Net assets at beginning of period                                  -            -                 -              -              -
                                                             -------      -------           -------        -------        -------
Net assets at end of period                                  $87,460      $50,491           $     -        $     -        $27,331
                                                             =======      =======           =======        =======        =======
Net asset value per unit at end of period                    $ 11.39      $ 10.93           $     -        $     -        $ 11.47
                                                             =======      =======           =======        =======        =======
Units outstanding at end of period                             7,681        4,618                 -              -          2,384
                                                             =======      =======           =======        =======        =======



                                                                             AIM Variable Insurance Funds, Inc.
                                                           ----------------------------------------------------------------------
                                                            Growth &   International        Money
                                                             Income       Equity            Market         Value
                                                            Portfolio    Portfolio         Portfolio      Portfolio       Total
                                                           ----------------------------------------------------------------------
FROM OPERATIONS
Net investment (loss) income                                 $   144      $   (15)          $    24        $ 1,141       $  5,187
Net realized gains (losses)                                        1            1                 -              1              3
Net change in unrealized gains (losses)                        1,252        1,618                 -            231            745
                                                             -------      -------           -------        -------        -------
     Change in net assets resulting from operations            1,397        1,604                24          1,373          5,935

FROM CAPITAL TRANSACTIONS
Deposits                                                      60,823       62,680            46,215         63,677        397,794
Benefit payments                                                   -            -                 -              -              -
Payments on termination                                            -            -                 -              -              -
Contract maintenance charges                                      (3)          (4)               (2)            (4)           (21)
Transfers among the portfolios and with the
  Fixed Account - net                                            616          315              (900)           615              -
                                                             -------      -------           -------        -------        -------
     Change in net assets resulting from capital
       transactions                                           61,436       62,991            45,313         64,288        397,773
                                                             -------      -------           -------        -------        -------

INCREASE IN NET ASSETS                                        62,833       64,595            45,337         65,661        403,708
Net assets at beginning of period                                  -            -                 -              -              -
                                                             -------      -------           -------        -------        -------
Net assets at end of period                                  $62,833      $64,595           $45,337        $65,661       $403,708
                                                             =======      =======           =======        =======        =======
Net asset value per unit at end of period                    $ 11.70      $ 11.95           $ 10.37        $ 11.09
                                                             =======      =======           =======        =======
Units outstanding at end of period                             5,371        5,404             4,373          5,921
                                                             =======      =======           =======        =======


See notes to financial statements.

ALLSTATE LIFE OF NEW YORK
SEPARATE ACCOUNT A


NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM OCTOBER 22, 1996 TO DECEMBER 31, 1996

1.   ORGANIZATION

    Allstate Life of New York Separate Account A (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Allstate Life Insurance Company of New York ("ALNY"). The assets of the Account are legally segregated from those of ALNY. ALNY is wholly owned by a wholly owned subsidiary ("Parent") of Allstate Insurance Company ("Allstate"), a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). The Account was established on December 22, 1995, by resolution of the Board of Directors of ALNY and began accepting contractholder deposits on October 22, 1996.

    ALNY writes certain annuity contracts, the proceeds of which are invested at the direction of the contractholder. Contractholders primarily invest in units of the portfolios comprising the Account, for which they bear all of the investment risk, but may also invest in the general account of ALNY ("Fixed Account"). The Account, in turn, invests solely in shares of the portfolios of the AIM Variable Insurance Funds ("Fund"). ALNY provides administrative and insurance services to the Account for a fee. AIM Management, Inc., the fund manager, receives investment management fees from the Fund.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    VALUATION OF INVESTMENTS - Investments consist of shares in the portfolios of the Fund, and are stated at fair value based on quoted market prices.

    RECOGNITION OF INVESTMENT INCOME - Investment income consists of dividends declared by the portfolios of the Fund, and is recognized on the date of record.

    REALIZED GAINS AND LOSSES - Realized gains and losses represent the difference between the proceeds from sales of shares by the Account and the cost of such shares, which is determined on a weighted average basis.

    CONTRACTHOLDER ACCOUNT ACTIVITY - Account activity is reflected in individual contractholder accounts on a daily basis.

    FEDERAL INCOME TAXES - Net investment income and realized gains and losses on investments of the Account are taxable to the contractholders, generally upon distribution. Accordingly, no provision for income taxes has been recorded.

    ACCOUNT VALUE - Certain calculations that could be made in the financial statements may differ from those published amounts due to truncation of actual Account values.

3.  CONTRACT MAINTENANCE, MORTALITY AND EXPENSE RISK, AND ADMINISTRATIVE
    CHARGES

    For each year or portion of a year a contract is in effect, ALNY deducts a fixed annual contract maintenance charge of $35 as reimbursement for expenses related to the maintenance of each contract and the Account. The amount of this charge is guaranteed not to increase over the life of the contract. This charge is waived if the total purchase payments are $50,000 or more on a contract anniversary, or if all money is allocated to the Fixed Account on the contract anniversary.

    ALNY assumes mortality and expense risks related to the operations of the Account and deducts charges daily at a rate, on an annual basis, equal to 1.35% of the daily net assets of the Account. ALNY guarantees that the amount of this charge will not increase over the life of the contract.

    ALNY deducts administrative expense charges daily at a rate, on an annual basis, equal to .10% of the daily net assets of the Account. This charge is designed to cover administrative expenses.

4.  FINANCIAL INSTRUMENTS

    The investments of the Separate Accounts are carried out at fair value, based upon quoted market prices. Accrued contract maintenance charges are of a short term nature. It is assumed that their carrying value approximates fair value.

5.   UNITS ISSUED AND REDEEMED


     Units issued and redeemed by the Account during 1996 were as follows:

                                                           ----------------------------------------------------------------------
                                                             Capital      Diversified      Global       Government
                                                           Appreciation     Income        Utilities     Securities       Growth
                                                            Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                                           ----------------------------------------------------------------------
Units outstanding at beginning of period                          -              -              -               -              -
Unit activity during 1996:
  Issued                                                      7,681          4,764              -               -          2,384
  Redeemed                                                        -           (146)             -               -              -
                                                             ------         ------         ------          ------         ------
Units outstanding at end of period                            7,681          4,618              -               -          2,384
                                                             ======         ======         ======          ======         ======

                                                           --------------------------------------------------------
                                                            Growth &   International        Money
                                                             Income       Equity            Market         Value
                                                            Portfolio    Portfolio         Portfolio      Portfolio
                                                           --------------------------------------------------------
Units outstanding at beginning of period                          -              -              -               -
Unit activity during 1996:
  Issued                                                      5,371          5,404          4,460           5,921
  Redeemed                                                        -              -            (87)              -
                                                             ------         ------         ------          ------
Units outstanding at end of period                            5,371          5,404          4,373           5,921
                                                             ======         ======         ======          ======



Units redeemed include units deducted for accrued contract maintenance charges.


                                     ******

                                    PART C
                               OTHER INFORMATION

24A. FINANCIAL STATEMENTS

     PART A: Allstate Life Insurance Company of New York Financial Statements and Financial Statement Schedules are filed in Part A herewith and incorporated herein by reference.


     The financial statements of Allstate Life Insurance Company of New York Separate Account A are filed in Part B herewith and incorporated herein by reference.

24B. EXHIBITS

     The following exhibits:

     The following exhibits correspond to those required by paragraph (b) of item 24 as to exhibits in Form N-4:



     (1)  Form of Resolution of the Board of Directors of Allstate Life
          Insurance Company of New York authorizing establishment of the Allstate Life Insurance Company of New York Separate Account A*

     (2)  None

     (3)  Form of Underwriting Agreement**

     (4)  Contract**

     (5)  Application for a Contract**

     (6) (a) Certificate of Incorporation of Allstate Life Insurance Company of New York**
          (b)  By-laws of Allstate Life Insurance Company of New York**

     (7)  Not Applicable

     (8)  Form of Participation Agreement**

     (9) Opinion and Consent of Michael J. Velotta, Vice President, Secretary and General Counsel of Allstate Life Insurance Company of New York.**

     (10)      (a)  Consent of Accountants
               (b)  Consent of Attorneys**

     (11)      None

     (12)      None

     (13)      Schedule of Computation of Performance Quotation

     (14)      Financial Data Schedule ***

    (99)      Powers of Attorney.
--------------

* Previously filed and incorporated by reference in Registrant's N-4 Registration Statement dated December 26, 1995 (33-65381).

**   Previously filed and incorporated by reference in Registrant's N-4
Registration Statement dated September 20, 1996 (33-65381).


*** Previously filed in Registrant's Form 10-K, filed March 31, 1997.

DIRECTORS AND OFFICERS OF THE DEPOSITOR


Name and Principal           Position and Office With Depositor
Business Address                         of the Trust
----------------                         ------------
 *Louis G. Lower, II           Chairman of the Board & President
 *Michael J. Velotta           Vice President, Secretary, General Counsel
                                  & Director
**Sharmaine M. Miller          Administrative Officer & Director
 *Karen C. Gardner             Vice President
 *Peter H. Heckman             Vice President
 *Thomas A. McAvity, Jr.       Vice President
 *Timothy H. Plohg             Vice President & Director
 *Kevin R. Slawin              Vice President & Director
**Marcia D. Alazraki           Director
**Joseph F. Carlino            Director
**Cleveland Johnson, Jr.       Director
**Phillip E. Lawson            Director
**Gerard F. McDermott          Director
**Joseph P. McFadden           Director
**John R. Raben, Jr.           Director
**Sally A. Slacke              Director
 *James P. Zils                Treasurer
 *Casey J. Sylla               Chief Investment Officer
 *Richard L. Baker             Assistant Vice President
 *Ralph A. Bergholtz           Assistant Treasurer
 *D. Stephen Boger             Assistant Vice President
 *Adrian B. Corbiere           Assistant Treasurer
 *Dorothy E. Even              Assistant Vice President
 *Marla G. Friedman            Assistant Vice President
 *Judith P. Greffin            Assistant Vice President
 *Keith A. Hauschildt          Assistant Vice President and Controller
 *John R. Hunter               Assistant Vice President
 *Brenda D. Sneed              Assistant Vice President
 *Mark A. Bishop               Assistant Treasurer
 *Barbara S. Brown             Assistant Treasurer
 *Peter S. Horos               Assistant Treasurer
 *Thomas C. Jensen             Assistant Treasurer
 *Robert T. Jostes             Assistant Treasurer
 *Emma M. Klaidjian            Assistant Secretary
 *Paul N. Kierig               Assistant Secretary & Assistant General Counsel
 *Kenneth S. Klimala           Assistant Treasurer
 *Steven M. Laude              Assistant Treasurer
 *Mary J. McGinn               Assistant Secretary
 *Ronald A. Mendel             Assistant Treasurer
 *Deborah K. Miller            Assistant Treasurer
 *Barry S. Paul                Assistant Vice President
 *Robert N. Roeters            Assistant Vice President
 *Theodore A. Schnell          Assistant Vice President and Director
 *Steven E. Shebik             Assistant Treasurer
 *C. Nelson Strom              Assistant Vice President & Corporate Actuary
 *Louise J. Walton             Assistant Treasurer
 *Patricia A. Wilson           Assistant Vice President
 *Jerry D. Zinkula             Assistant Treasurer


*The principal business address of the foregoing officers and directors is Allstate Plaza, Northbrook, IL 60062

**The principal business address of the foregoing officers and directors is One Allstate Drive, Farmingville, New York 11738

26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR
    REGISTRANT

         See 10-K Commission File #1-11840, The Allstate Corporation.

27. NUMBER OF CONTRACT OWNERS

    Not Applicable

28. INDEMNIFICATION

    The by-laws of both Allstate Life Insurance Company of New York (Depositor) and Allstate Life Financial Services, Inc. (Distributor), provide for the indemnification of its Directors, Officers and Controlling Persons, against expenses, judgments, fines and amounts paid in settlement as incurred by such person, if such person acted properly. No indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of a duty to the Company, unless a court determines such person is entitled to such indemnity.

    Insofar as indemnification for liability arising out of the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the registrant of expenses incurred by a director, officer or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

29a. RELATIONSHIP OF PRINCIPAL UNDERWRITER TO OTHER INVESTMENT COMPANIES


   -    Glenbrook Life Variable Life Separate Account A


   -    Glenbrook Life and Annuity Company Separate Account A

   -    Glenbrook Life and Annuity Company Variable Annuity Account

   -    Glenbrook Life Multi-Manager Variable Account

29b. PRINCIPAL UNDERWRITER

    Name and Principal Business              Allstate Life Financial
    Address Of Each Such Person              Services, Inc. ("ALFS")

    ---------------------------------------------------------------------------

    Louis G. Lower, II                      Director

    Kevin R. Slawin                         Director

    Michael J. Velotta                Director & Secretary

    Robert J. Kelly                   President & Chief Executive  Officer

    Diane Bellas                      Vice President & Controller

    Andrea J. Schur                   Vice President

    Brent H. Hamann                   Vice President

    James P. Zils                     Treasurer

    John R. Hedrick                   General Counsel
                                           & Assistant Secretary

    Lisa A. Burnell                   Assistant Vice President
                                           & Compliance Officer

    Robert N. Roeters                 Assistant Vice President


    Emma M. Kalaidjian                Assistant Secretary

    Paul N. Kierig                    Assistant Secretary

    Steven E. Shebik                  Assistant Treasurer

The principal address of ALFS is 3100 Sanders Road, Northbrook, Illinois


29c. COMPENSATION OF ALLSTATE LIFE FINANCIAL SERVICES, INC.

     None

30. LOCATION OF ACCOUNTS AND RECORDS

    The Depositor, Allstate Life Insurance Company of New York, is located at One Allstate Drive, Farmington, New York, 11783.

    The Underwriter, Allstate Life Financial Services, Inc., is located at 3100 Sanders Road, Northbrook, Illinois 60062.

    Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

31. MANAGEMENT SERVICES

     None

32. UNDERTAKINGS

    The Registrant promises to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted. Registrant furthermore agrees to include either as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of Additional Information or a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information. Finally the Registrant agrees to deliver any Statement of Additional Information and any Financial Statements required to be made available under this Form N-4 promptly upon written or oral request.


33. REPRESENTATIONS PURSUANT TO SECTION 403(b) OF THE INTERNAL REVENUE CODE

    The Company represents that it is relying upon a November 28, 1988 Securities and Exchange Commission no-action letter issued to the American Council of Life Insurance ("ACLI") and that the provisions of paragraphs 1-4 of the no-action letter have been complied with.



34. REPRESENTATIONS REGARDING CONTRACT EXPENSES



     Allstate Life Insurance Company of New York represents that the fees and charges deducted under the Flexible Premium Deferred Variable Annuity Contract hereby registered by this Registration Statement, in aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Allstate Life Insurance Company of New York.

                                   SIGNATURES


     As required by the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Allstate Life of New York Separate Account A, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, in the Township of Northfield, State of Illinois, on the 26th day of March, 1997.


                 ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                 (Registrant)


                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (Depositor)

(SEAL)
ATTEST  /s/BRENDA D. SNEED           BY:  /s/MICHAEL J. VELOTTA
        ------------------------          -----------------------------
        Brenda D. Sneed                   Michael J. Velotta
        Assistant Vice President          Vice President, Secretary and
                                               General Counsel



     Pursuant to the Requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been signed below by the following Director and Officers of Allstate Life Insurance Company of New York on this 26th day of March, 1997.



*/LOUIS G. LOWER, II         Chairman of the Board and President
---------------------        (Principal Executive Officer)
 Louis G. Lower, II

/s/MICHAEL J. VELOTTA        Director, Vice President, Secretary and
---------------------        General Counsel
 Michael J. Velotta

*/SHARMAINE M. MILLER        Director and Chief Administrative Officer
---------------------
  Sharmaine M. Miller

*/PETER H. HECKMAN           Vice President
---------------------
 Peter H. Heckman

*/KAREN C. GARDNER           Vice President
---------------------
 Karen C. Gardner

/THOMAS A. McAVITY, JR.      Vice President
---------------------
Thomas A. McAvity, Jr.

*/TIMOTHY H. PLOHG           Director and Vice President
---------------------
 Timothy H. Plohg

*/KEVIN R. SLAWIN            Director and Vice President
---------------------        (Principal Financial Officer)
 Kevin R. Slawin

*/MARCIA D. ALAZRAKI         Director
------------------------
 Marcia D. Alazraki

*/JOSEPH F. CARLINO          Director
------------------------
 Joseph F. Carlino

*/CLEVELAND JOHNSON, JR.     Director
------------------------
 Cleveland Johnson, Jr.

*/PHILLIP E. LAWSON          Director
------------------------
 Phillip E. Lawson

*/GERARD F. MCDERMOTT        Director
------------------------
 Gerard F. McDermott

*/JOSEPH P. MCFADDEN         Director
------------------------
 Joseph P. McFadden

*/JOHN R. RABEN, JR.         Director
------------------------
 John R. Raben, Jr.

*/SALLY A. SLACKE            Director
------------------------
Sally A. Slacke


*/THEODORE A. SCHNELL        Director, and Assistant Vice President
------------------------
 Theodore A. Schnell


*/JAMES P. ZILS              Treasurer
------------------------
 James P. Zils

*/CASEY J. SYLLA             Chief Investment Officer
------------------------
 Casey J. Sylla


**/KEITH A. HAUSCHILDT       Assistant Vice President and Controller
------------------------     (Principal Accounting Officer)
 Keith A. Hauschildt


*/  By Michael J. Velotta, Pursuant to Power of Attorney, previously filed.


**/ By Michael J. Velotta, Pursuant to Power of Attorney filed herewith.